                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 2000


                       UNITED DOMINION INDUSTRIES LIMITED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Canada                     1-8585                     98-0125322
----------------------------    ------------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                           2300 One First Union Center
                      Charlotte, North Carolina 28202-6039
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 347-6800
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name or address, if changed from last report)

Item 5.  Other Events.

         In connection with the proposed offering by United Dominion Industries, Inc., a wholly owned indirect subsidiary of United Dominion Industries Limited (the "Registrant"), of debt securities to be guaranteed by the Registrant and its direct wholly owned subsidiary, United Dominion Holdings, Inc., the Registrant has restated its consolidated financial statements at December 31, 1998 and 1997 and for the three-year period ended December 31, 1998 and at and for the interim periods ended March 31, 1999, June 30, 1999 and September 30, 1999 solely:

         - To include condensed consolidating financial information segregating the Registrant and each of United Dominion Holdings, Inc. and United Dominion Industries, Inc. from nonguarantor subsidiaries, and

         - For the financial statements at December 31, 1998 and 1997 and for the three-year period ended December 31, 1998, to reflect the application of Canadian Institute of Chartered Accountants Handbook Section 3465 Income Taxes, which was adopted by the Registrant during the quarter ended March 31, 1999.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements

              Annual Financial Statements
              ---------------------------

              Auditors' Report

              Consolidated Statements of Financial Position as of December 31, 1998 and 1997

              Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996

              Consolidated Statements of Changes in Shareholders' Equity for the Years Ended December 31, 1998, 1997 and 1996

              Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and 1996

              Notes to Consolidated Financial Statements

              Schedule II Allowance for Doubtful Accounts

              Financial Statements at and for the Period Ended March 31, 1999
              ---------------------------------------------------------------

              Consolidated Statements of Income for the Quarters Ended March 31, 1999 and 1998

            Consolidated Statements of Cash Flows for the Quarters Ended March 31, 1999 and 1998

            Consolidated Statements of Financial Position as of March 31, 1999 and December 31, 1999

            Consolidated Statements of Retained Earnings for the Quarter Ended March 31, 1999 and the Year Ended December 31, 1998

            Notes to Financial Statements

            Financial Statements at and for the Period Ended June 30, 1999
            --------------------------------------------------------------

            Consolidated Statements of Income for the Quarters and Six Months Ended June 30, 1999 and 1998

            Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1999 and 1998

            Consolidated Statements of Financial Position as of June 30, 1999 and December 31, 1999

            Consolidated Statements of Retained Earnings for the Six Months Ended June 30, 1999 and the Year Ended December 31, 1998

            Notes to Financial Statements

            Financial Statements at and for the Period Ended September 30, 1999
            -------------------------------------------------------------------

            Consolidated Statements of Income for the Quarters and Nine Months Ended September 30, 1999 and 1998

            Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1999 and 1998

            Consolidated Statements of Financial Position as of September 30, 1999 and December 31, 1999

            Consolidated Statements of Retained Earnings for the Nine Months Ended September 30, 1999 and the Year Ended December 31, 1998

            Notes to Financial Statements

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits*

                  Exhibit 23.1            Consent of KPMG LLP

                  * The Registrant is a foreign private issuer and accordingly has not included financial data schedules.

                            [Letterhead of KPMG LLP]

                                AUDITORS' REPORT

To the Shareholders of United Dominion Industries Limited

We have audited the consolidated statements of financial position of United Dominion Industries Limited as at December 31, 1998 and 1997 and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three-year period ended December 31, 1998. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedule "Allowance for Doubtful Accounts". These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1998 and 1997 and the results of its operations and the changes in its financial position for each of the years in the three-year period ended December 31, 1998 in accordance with generally accepted accounting principles. Also in our opinion, based on our audits, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

The Company's consolidated financial statements as at December 31, 1998 and 1997 and for the three-year period ended December 31, 1998, were previously prepared on the basis of accounting for income taxes in conformity with Canadian Institute of Chartered Accountants Handbook Section 3470 Corporate Income Taxes. As more fully described in Note 2 to the financial statements, the Company changed its method of accounting for income taxes through the adoption of Canadian Institute of Chartered Accountants Handbook Section 3465 Income Taxes at the beginning of 1999 and has applied the provisions of Section 3465 retroactively. Consequently, the Company's financial statements referred to above have been restated to conform with this adoption.


/s/ KPMG LLP


Chartered Accountants

Toronto, Canada
February 5, 1999

                       UNITED DOMINION INDUSTRIES LIMITED

        Consolidated Statements of Financial Position, Restated (note 2)

                           December 31, 1998 and 1997

                     (Amounts in Thousands of U.S. Dollars)

                                                                                 1998             1997
                                                                             -----------      -----------
Assets

Current assets
     Cash and short-term investments                                         $   123,455      $    64,587
     Accounts and notes receivable, less allowance for
         doubtful accounts of $10,725 in 1998 and $10,114
         in 1997 (note 11)                                                       335,424          259,068
     Inventories (note 5)                                                        379,969          330,358
     Other current assets                                                         81,679           43,037
                                                                             -----------      -----------
         Total current assets                                                    920,527          697,050
Fixed assets (note 6)                                                            317,853          301,256
Goodwill and other intangibles (notes 1 and 3)                                   774,820          668,718
Other assets (notes 3 and 4)                                                      69,734           81,797
                                                                             -----------      -----------
                                                                             $ 2,082,934      $ 1,748,821
                                                                             ===========      ===========
Liabilities and Shareholders' Equity

Current liabilities
     Notes payable to banks (note 7)                                         $    53,672      $    74,436
     Current portion of long-term debt (note 7)                                   51,665           41,131
     Accounts payable                                                            158,708          131,959
     Accrued liabilities                                                         194,682          176,748
     Customer advances                                                            23,181           13,932
                                                                             -----------      -----------
         Total current liabilities                                               481,908          438,206
Long-term debt (note 7)                                                          544,771          297,488
Other liabilities (note 10)                                                      170,425          140,578
                                                                             -----------      -----------
                                                                               1,197,104          876,272
                                                                             -----------      -----------
Shareholders' equity (note 9)
     Common shares
         Outstanding 40,520,982 shares in 1998 and
         43,281,715 shares in 1997                                               557,574          591,502
     Contributed surplus                                                           4,057            1,859
     Retained earnings                                                           360,796          314,854
                                                                             -----------      -----------
                                                                                 922,427          908,215
     Equity adjustment from foreign currency translation (notes 1 and 7)         (36,597)         (35,666)
                                                                             -----------      -----------
         Total shareholders' equity                                              885,830          872,549
                                                                             -----------      -----------
                                                                             $ 2,082,934      $ 1,748,821
                                                                             ===========      ===========


See accompanying notes to consolidated financial statements.

                       UNITED DOMINION INDUSTRIES LIMITED

              Consolidated Statements of Income, Restated (note 2)

                  Years Ended December 31, 1998, 1997 and 1996

          (Amounts in Thousands of U.S. Dollars, Except Per Share Data)

                                                            1998           1997           1996
                                                         -----------    -----------    -----------
Sales                                                    $ 2,020,374    $ 1,654,679    $ 1,433,068
                                                         -----------    -----------    -----------
Costs and expenses
     Cost of sales                                         1,401,802      1,168,654      1,009,315
     Selling, general and administrative expenses            426,903        325,662        281,756
     Goodwill and other intangibles amortization              21,459         15,791         12,808
     Restructuring charges (notes 3 and 12)                   16,336             --             --
                                                         -----------    -----------    -----------
         Total costs and expenses                          1,866,500      1,510,107      1,303,879
                                                         -----------    -----------    -----------
Operating income                                             153,874        144,572        129,189

Other income (expense)
     Interest - net (note 8)                                 (35,750)       (18,544)       (19,124)
     Gain on sale of business (note 3)                        11,285             --         11,792
     Other (note 3)                                           (6,852)         7,700         (3,000)
                                                         -----------    -----------    -----------
Income from continuing operations
     before income taxes                                     122,557        133,728        118,857
Income tax provision (note 4)                                (22,869)       (48,838)       (49,405)
                                                         -----------    -----------    -----------
Income from continuing operations                             99,688         84,890         69,452
                                                         -----------    -----------    -----------
Income from discontinued operations (note 3)
     Earnings, net of applicable income tax expense of
         $2,211 in 1997 and $11,402 in 1996                       --          3,088         17,397
     Gain on disposal, net of applicable income tax
         expense of  $36,011                                      --         53,086             --
                                                         -----------    -----------    -----------
                                                                  --         56,174         17,397
                                                         -----------    -----------    -----------
Net income                                               $    99,688    $   141,064    $    86,849
                                                         ===========    ===========    ===========
Earnings per common share (note 1)
     Continuing operations                               $      2.45    $      1.91    $      1.56
     Discontinued operations                                      --           1.26            .39
                                                         -----------    -----------    -----------
     Net earnings                                        $      2.45    $      3.17    $      1.95
                                                         ===========    ===========    ===========


See accompanying notes to consolidated financial statements.

                       UNITED DOMINION INDUSTRIES LIMITED

  Consolidated Statements of Changes in Shareholders' Equity, Restated (note 2)

                  Years Ended December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

                                                   Common Shares
                                              ----------------------                               Equity
                                                         Unamortized                             Adjustment/      Total
                                              Shares      Restricted   Contributed   Retained     Currency    Shareholders'
                                              Issued         Stock      Surplus      Earnings    Translation      Equity
                                             ---------      -------      ------     ---------      --------      ---------
Balance, December 31, 1995                   $ 495,919      $    --      $  736     $ 140,614      $(25,880)     $ 611,389

Issuance of 5,175,000 shares                   117,084           --          --        (3,478)           --        113,606
Stock options exercised (175,243 shares)         2,304           --         673            --            --          2,977
Restricted stock issued (268,783 shares)         6,518       (6,518)         --            --            --             --
Amortization of restricted stock grants             --        1,231          --            --            --          1,231
Net income for the year                             --           --          --        86,849            --         86,849
Cash dividends on
    common shares - $.20 per share                  --           --          --        (9,050)           --         (9,050)
Net effect of currency
    translation adjustments                         --           --          --            --        (3,173)        (3,173)
Effect of hedging transactions                      --           --          --            --         2,925          2,925
                                             ---------      -------      ------     ---------      --------      ---------
Balance, December 31, 1996                     621,825       (5,287)      1,409       214,935       (26,128)       806,754

Repurchase of 2,067,540 shares                 (28,222)          --          --       (28,732)           --        (56,954)
Stock options exercised (110,255 shares)         1,780           --         450            --            --          2,230
Amortization of restricted stock grants             --        1,406          --            --            --          1,406
Net income for the year                             --           --          --       141,064            --        141,064
Cash dividends on
    common shares - $.28 per share                  --           --          --       (12,413)           --        (12,413)
Net effect of currency
    translation adjustments                         --           --          --            --       (13,187)       (13,187)
Effect of hedging transactions                      --           --          --            --         3,649          3,649
                                             ---------      -------      ------     ---------      --------      ---------
Balance, December 31, 1997                     595,383       (3,881)      1,859       314,854       (35,666)       872,549

Repurchase of 3,250,000 shares                 (44,433)          --          --       (39,132)           --        (83,565)
Stock options exercised (445,422 shares)         7,302           --       2,198            --            --          9,500
Incentive share election (43,845 shares)         1,219           --          --            --            --          1,219
Amortization of restricted stock grants             --        1,984          --            --            --          1,984
Net income for the year                             --           --          --        99,688            --         99,688
Cash dividends on
    common shares - $.36 per share                  --           --          --       (14,614)           --        (14,614)
Net effect of currency
    translation adjustments                         --           --          --            --        (3,432)        (3,432)
Effect of hedging transactions                      --           --          --            --         2,501          2,501
                                             ---------      -------      ------     ---------      --------      ---------
Balance, December 31, 1998                   $ 559,471      $(1,897)     $4,057     $ 360,796      $(36,597)     $ 885,830
                                             =========      =======      ======     =========      ========      =========


See accompanying notes to consolidated financial statements.

                       UNITED DOMINION INDUSTRIES LIMITED

            Consolidated Statements of Cash Flows, Restated (note 2)

                  Years Ended December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

                                                                  1998         1997         1996
                                                                ---------    ---------    ---------
Cash provided from operating activities
     Income from continuing operations                          $  99,688    $  84,890    $  69,452
     Add (deduct) items not affecting cash
         Depreciation                                              41,747       34,267       29,667
         Amortization                                              23,118       16,570       13,501
         Gain on sale of business                                 (11,285)          --      (11,792)
         Deferred income taxes                                     (5,899)      15,395       29,200
         Other                                                      2,358          315         (787)
     Net decrease (increase) in working capital
         other than cash (note 14)                                (36,258)     (23,334)       4,141
     Asset securitization                                          (6,100)     (10,400)       7,600
                                                                ---------    ---------    ---------
                                                                  107,369      117,703      140,982
                                                                ---------    ---------    ---------
Cash used by investing activities
     Additions to fixed assets                                    (51,741)     (60,596)     (51,407)
     Acquisitions of businesses                                  (172,181)    (364,148)     (51,180)
     Net proceeds from disposal of businesses                      25,008      274,641        3,257
     Proceeds from other assets                                    11,753        8,851        7,373
     Other                                                         (9,439)      (1,545)      (8,598)
                                                                ---------    ---------    ---------
                                                                 (196,600)    (142,797)    (100,555)
                                                                ---------    ---------    ---------
Cash provided from (used by) financing activities
     Additional borrowings                                        331,907      119,020       41,218
     Repayments of borrowings                                     (92,931)     (66,886)    (157,168)
     Issuance of common shares                                      7,302        1,780      113,036
     Repurchase of common shares                                  (83,565)     (56,954)          --
     Dividends                                                    (14,614)     (12,413)      (9,050)
     Other                                                             --           --        2,500
                                                                ---------    ---------    ---------
                                                                  148,099      (15,453)      (9,464)
                                                                ---------    ---------    ---------

Cash provided from (used by) discontinued operations (note 3)          --      (61,135)      28,132
                                                                ---------    ---------    ---------
Net increase (decrease) in cash and short-term investments         58,868     (101,682)      59,095
Cash and short-term investments at beginning of year               64,587      166,269      107,174
                                                                ---------    ---------    ---------
Cash and short-term investments at end of year                  $ 123,455    $  64,587    $ 166,269
                                                                =========    =========    =========


See accompanying notes to consolidated financial statements.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

1.     Summary of Significant Accounting Policies

       General

       The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada. These accounting principles are in conformity with accounting principles generally accepted in the United States except as indicated in note 14. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Consolidation

       All subsidiary companies are consolidated and all significant intercompany accounts and transactions have been eliminated in consolidation. Investments in joint ventures are accounted for using the proportionate consolidation method, however, the company's investments in joint ventures are not considered to be material.

       Consolidated Statements of Cash Flows

       Cash and short-term investments include highly liquid investments with a maturity of three months or less.

       Inventories

       Inventories are stated at the lower of cost (average or first-in, first-out) or net realizable value.

       Fixed Assets

       Property, plant and equipment are recorded at cost. Major renewals and betterments are capitalized; whereas, maintenance and repairs are expensed as incurred. Cost of property sold or otherwise disposed and related accumulated depreciation are removed from the accounts at the time of disposal and any resulting gain or loss is included in income. Depreciation of plant and equipment is determined on a straight-line basis over the estimated useful lives of the assets. The average annual rates of depreciation range from 4% for buildings to 10% for machinery and equipment.

       Goodwill and Other Intangibles

       Goodwill, which represents the excess of purchase price over fair value of net identifiable assets acquired, is amortized on a straight-line basis over the expected periods to be benefited, generally 40 years. The company assesses the recoverability of this intangible asset based primarily upon an analysis of undiscounted future operating cash flows from the acquired operations. Amounts assigned to other intangible assets, primarily trademarks and patents, are based on independent appraisals and are amortized on a straight-line basis over periods ranging from seven to forty years. Accumulated amortization was $82,306 and $60,847 at December 31, 1998 and 1997, respectively.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


       Foreign Currency Translation

       The financial statements of those operations whose functional currency is a foreign currency are translated into U.S. dollars using the current rate method. Under this method, all assets and liabilities are translated into U.S. dollars using current exchange rates and income statement items are translated using weighted average exchange rates for the year. The translation adjustment is included as a component of shareholders' equity; whereas, gains and losses on foreign currency transactions are included in income. Foreign currency transaction losses totaled $3,530, $3,959 and $494 for 1998, 1997 and 1996, respectively.

       Earnings Per Common Share

       Earnings per common share are calculated by dividing net income by the weighted average number of common shares outstanding during the year (40,755,170 shares for 1998, 44,439,004 shares for 1997 and 44,513,445 shares for 1996). The assumed exercise of outstanding stock options would not have a materially dilutive effect on reported earnings per common share.

       Reclassifications

       Certain prior year amounts have been reclassified to conform with current year presentation.

2.     Restatement Related to Adoption of New Accounting Pronouncement

       Effective January 1, 1999, the company adopted the Canadian Institute of Chartered Accountants Handbook Section 3465, Income Taxes. This adoption has been retroactively applied to all years presented in the accompanying financial statements. The adoption of this pronouncement did not have a material effect on the Consolidated Statement of Income for the year ended December 31, 1998 and it has not been restated. For the year ended December 31, 1997, the adoption of Section 3465 resulted in an increase in the gain on disposal of discontinued operations (Note 3) and a related increase in net income of $3,086, or $.07 per share. For the year ended December 31, 1996, the adoption of Section 3465 resulted in an increase in the income tax provision, and a related decrease in income from continuing operations of $4,000, or $.09 per share, and a decrease in earnings from discontinued operations (Note 3) of $4,071, also $.09 per share, resulting in an aggregate decrease in net income of $8,071, or $.18 per share. The adoption of Section 3465 decreased 1996 beginning retained earnings approximately $6,466.

       For the years ended December 31, 1998 and 1997, the adoption resulted in certain reclassifications related to the cost basis of various amounts in the Statements of Financial Position. The reclassifications resulted in increases in fixed assets of $5,515 and accrued liabilities of $5,174 and decreases in inventories of $468, other current assets of $288, goodwill and other intangibles of $1,344, other assets of $33,801, other liabilities of $24,109 and retained earnings of $11,451 as of December 31, 1998. At December 31, 1997, application of the provisions of Section 3465 resulted in increases in inventories of $23, other current assets of $654, fixed assets of $6,554 and accrued liabilities of $5,067 and decreases in accounts and notes receivable of $141, goodwill and other intangibles of $568, other assets of $36,248, other liabilities of $23,342 and retained earnings of $11,451.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)



3.     Acquisitions, Divestitures, Discontinued Operations and Restructuring

       Acquisitions

       In February 1998, the company acquired Radiodetection which designs and manufactures portable pipe and cable locators and related equipment used in the utility and telecommunication industries. In March, the company acquired Tex-Steel Corporation, a manufacturer of custom steel doors and frames for commercial and detention markets. In April, the company acquired APV Ice Cream, a manufacturer of industrial ice cream production equipment. In May, the company acquired Leading Edge, Inc. which manufactures ceiling fans, air curtains and air circulators supplied to the industrial and electrical distributor markets. In July, the company acquired C&M, Inc., a manufacturer of powered roller conveyor systems primarily servicing the corrugated and solid fiber carton industry. In August, the company acquired Ling Dynamic Systems Limited which designs and builds vibration test systems and related equipment. The cost of these and other smaller acquisitions totaled approximately $172,000 and resulted in an increase in working capital of approximately $27,000, an increase in fixed assets of approximately $14,000, an increase in other assets of approximately $1,000 and an increase in goodwill of approximately $130,000.

       In 1997, the company completed the purchase of the common stock of Core Industries Inc (Core). Core was a manufacturer of valves, strainers and backflow prevention products, agricultural equipment, electrical test and measurement equipment and integrated assembly systems used in automobile and other manufacturing applications. The total cost of the acquisition was approximately $302,000.

       If the acquisition of Core had occurred at the beginning of 1996, unaudited proforma consolidated sales, net income and net earnings per share for 1997 and 1996 would have been as follows:

                                        1997           1996
                                     ----------     ----------

          Sales                      $1,826,273     $1,693,752
          Net income                    144,422         94,160
          Net earnings per share           3.25           2.12

       In 1997, the company also made several smaller product line acquisitions. In January, the company acquired Lee Engineering which produces vertical lifting equipment used in various industrial applications. In March, the company acquired Trussbilt, a manufacturer of doors, frames and related products for the security and detention markets. In April, the company acquired Dominion Door, which produces steel doors, frames and pre-hung windows for metal buildings. In September, the company acquired TIF Instruments, a manufacturer of electronic test instruments used primarily by the HVAC market. In September, the company also acquired Process Machinery & Supply Company and Alliance Food Equipment Corp. Both companies manufacture and recondition equipment for the ice cream industry. In November, the company acquired Stow Manufacturing, a manufacturer of light construction equipment. The cost of these and other smaller acquisitions totaled approximately $68,000 and resulted in an increase in working capital of approximately $25,000, an increase in fixed assets of approximately $6,000 and an increase in goodwill of approximately $37,000.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)



       In 1996, the company made several acquisitions, including the SPIG Group, a privately-owned group of companies based in Italy serving Europe's cooling tower and related component markets and Lunaire Limited, a producer of heat process and environmental conditioning equipment. The cost of these, and other smaller acquisitions, totaled approximately $51,000.

       The above mentioned acquisitions have been accounted for by the purchase method and earnings have been included in the results of operations from the dates of the acquisitions.

       In 1997, the company initiated a tender offer for the shares of Imo Industries Inc. (Imo). Imo's Board of Directors ultimately terminated the merger agreement and, pursuant to the terms of the agreement, the company received a $7,700 termination fee, net of expenses. In 1996, the company recorded a charge of $3,000 related to expenses incurred in connection with the failed bid to acquire Commercial Intertech Corp. The above amounts are included in "Other income (expense)" in the Consolidated Statements of Income.

       Divestitures (other than Discontinued Operations)

       In January 1998, the company sold its Little Falls Tank division of Waukesha Cherry-Burrell for approximately $4,000 which equaled its book value. In December 1998, the company sold the assets of its Marley Pump motor product line and entered into various consulting and supply arrangements for total proceeds of $17,500. The company recognized a pre-tax gain on the sale of $11,285 which is included in "Other income (expense)" in the Consolidated Statements of Income.

       In December 1996, the company sold its Bredel hosepump operations based in The Netherlands for approximately $28,000 and recognized a pre-tax gain on the sale of $11,792 which is included in "Other income (expense)" in the Consolidated Statements of Income.

       Discontinued Operations

       In 1997, the company sold Varco-Pruden, Centria and Windsor Door. These units were part of the company's Building Products segment. The company received approximately $240,000 in cash and recorded a net-of-tax gain of $53,086 on the sale of these businesses. The results of operations of these units and the related gain on sale have been separately classified as "Income from discontinued operations" in the Consolidated Statements of Income. The operating cash flows from these businesses have also been separately classified in the Consolidated Statements of Cash Flows. The "Cash provided from (used by) discontinued operations" in the Consolidated Statement of Cash Flows for 1997 also includes approximately $44,000 in income tax payments which were directly related to the gain on the sale of discontinued operations.

       At December 31, 1997, "Other assets" in the Consolidated Statements of Financial Position includes $23,926 of assets to be realized from prior years' divestiture activities. In 1998, the company incurred charges of $6,852 related primarily to the write-down of these assets to their estimated net realizable value. These charges are included in "Other income (expense)" in the Consolidated Statements of Income.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


       Restructuring Charges

       In 1998 the company announced a company-wide cost reduction plan. The plan includes the net reduction of its global workforce by over 500 positions, principally administrative personnel, rationalizations involving 12 facilities and reduced discretionary spending. As of December 31, 1998, over 85% of the affected employees had been terminated. The company incurred charges in 1998 of $16,336 related to the plan of which $13,474 related to severance and other employee costs and $2,862 related to exit costs and asset write-downs. These charges are included in "Restructuring charges" in the Consolidated Statements of Income. Of the total charges, $7,012 has been spent and $9,324 remains accrued in the Consolidated Statements of Financial Position at December 31, 1998. The majority of the remaining restructuring activities should be completed within the first half of 1999.

4.     Income Taxes

       The provision for income taxes on income from continuing operations is comprised of the following:

                                1998           1997          1996
                              ---------      ---------      --------
          Current
          Canada              $   3,264      $   2,961      $  3,677
          United States          23,169          9,674         9,447
          Other countries         2,335         20,808         7,081
                              ---------      ---------      --------
                                 28,768         33,443        20,205
                              ---------      ---------      --------


          Deferred
          Canada                 (7,241)        (3,886)          733
          United States           9,686         26,257        28,016
          Other countries        (8,344)        (6,976)          451
                              ---------      ---------      --------
                                 (5,899)        15,395        29,200
                              ---------      ---------      --------
                              $  22,869      $  48,838      $ 49,405
                              =========      =========      ========

       The related income (loss) from continuing operations before income taxes is as follows:

                                1998           1997          1996
                              ---------      ---------      --------
          Canada              $ (13,501)     $  (5,466)     $ 10,485
          United States          61,939         75,213        83,075
          Other countries        74,119         63,981        25,297
                              ---------      ---------      --------
                              $ 122,557      $ 133,728      $118,857
                              =========      =========      ========

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


       The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31, 1998 and 1997 are as follows:

                                                                                              1998        1997
                                                                                           ---------    --------
       Deferred tax assets:
           Net operating loss carryforwards                                                $  10,805    $  7,223
           Difference between tax on distributed and undistributed earnings                    2,451       9,586
           Accrued expenses not currently deductible                                          90,058      81,312
           Other                                                                               4,240         537
                                                                                           ---------    --------
                Total gross deferred tax assets                                              107,554      98,658

       Deferred tax liabilities:
           Plant and equipment, principally due to differences in basis and depreciation     (28,298)    (23,878)
           Intangible assets, principally due to differences in basis and amortization       (12,341)    (11,445)
           Inventory, principally due to differences in basis                                 (8,501)     (7,511)
           Other                                                                             (13,078)    (10,246)
                                                                                           ---------    --------
                Total gross deferred tax liabilities                                         (62,218)    (53,080)
                                                                                           ---------    --------
                    Net deferred tax asset                                                 $  45,336    $ 45,578
                                                                                           =========    ========

       The difference between the company's effective income tax rate and the statutory rate on income from continuing operations is reconciled below.

                                                            1998        1997        1996
                                                          --------    --------    --------

       Income tax expense at U.S. statutory rate of 35%   $ 42,895    $ 46,805    $ 41,600
       State, provincial and other income taxes              3,464       3,570       3,712
       Foreign tax refund                                  (23,838)         --          --
       Canadian and foreign income taxes at
            less than U.S. statutory rate                   (7,292)     (7,577)       (582)
       Difference in book-tax asset basis                    5,644       4,515       3,697
       Other                                                 1,996       1,525         978
                                                          --------    --------    --------
                                                          $ 22,869    $ 48,838    $ 49,405
                                                          ========    ========    ========

       The company has Canadian net operating loss carryforwards for income tax purposes of approximately $25,000 which expire in 2003, 2004 and 2005.

       "Other Assets" in the Consolidated Statements of Financial Position include $2,451 and $9,586 at December 31, 1998 and 1997, respectively, primarily representing German taxes refundable to the company when German earnings are repatriated.

       Income taxes paid totaled $53,085, $71,240 and $19,157 for 1998, 1997 and 1996, respectively.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


5.     Inventories

       Inventories at December 31 are summarized as follows:

                                           1998                1997
                                         --------            --------
            Raw materials                $111,994            $102,061
            Work-in-process                99,402              88,075
            Finished products             168,573             140,222
                                         --------            --------
                                         $379,969            $330,358
                                         ========            ========


6.     Fixed Assets

       Fixed assets are summarized as follows:

                                                        Accumulated
                                             Cost      Depreciation         Net
                                           --------    ------------      --------
            December 31, 1998:

            Land                           $ 11,215       $     --       $ 11,215
            Plant                           129,267         46,485         82,782
            Machinery and equipment         394,222        184,320        209,902
            Construction in progress         13,954             --         13,954
                                           --------       --------       --------
                                           $548,658       $230,805       $317,853
                                           ========       ========       ========

            December 31, 1997:

            Land                           $ 10,607       $     --       $ 10,607
            Plant                           116,208         38,382         77,826
            Machinery and equipment         321,649        151,101        170,548
            Construction in progress         42,275             --         42,275
                                           --------       --------       --------
                                           $490,739       $189,483       $301,256
                                           ========       ========       ========


7.     Debt

       Short-term

       At December 31, 1998 and 1997, the weighted average interest rate on the company's notes payable to banks was 4.9% and 5.3%, respectively. At December 31, 1998, the company had available approximately $170,000 of unused short-term borrowing facilities.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


       Long-term

       The company's long-term debt at December 31, 1998 and 1997 is summarized as follows:

                                                           1998         1997
                                                         --------     --------
            Revolving credit bank notes                  $ 35,958     $ 49,939
            Senior notes due 2002 - 6.80%                  93,600      117,000
            Senior notes due 2002 - 8.25%                  50,000       62,500
            Senior notes due 2007 - 7.67%                  50,000       50,000
            Senior notes due 2008 - 6.64%                 110,000           --
            Commercial paper                              162,556           --
            Multi-currency revolving notes                 39,718        3,000
            Other notes payable in installments
              through 2020 at interest rates varying
              from 4.8% to 10.0%                           54,604       56,180
                                                         --------     --------
                                                          596,436      338,619
            Less current portion of long-term debt         51,665       41,131
                                                         --------     --------
                                                         $544,771     $297,488
                                                         ========     ========

       The company has a revolving credit agreement (revolver) with a group of banks. This agreement gives the company the ability to borrow up to $450,000 through July 2002. Borrowings under the revolver are available in U.S. dollars and Deutsche Marks (DM) at the U.S. prime interest rate or LIBOR plus a margin. The margin ranges from .17% to .325% and is determined by a leverage ratio and the amount of utilization under the credit facility. The weighted average interest rates on the borrowings under this agreement were 4.9% and 4.6% during 1998 and 1997, respectively. At December 31, 1998, $35,958 of the revolver borrowings were denominated in DM. The DM borrowings are designated as a hedge of the company's net investment in German subsidiaries and foreign exchange gains and losses on these borrowings are reflected in "Equity adjustment from foreign currency translation" in the Consolidated Statements of Financial Position. The company also pays an annual facility fee on the amount of this facility ranging from .08% to .125%, depending upon a leverage ratio. The company further pays an annual utilization fee on the amount of loans outstanding of up to .05%, depending on leverage and amount of utilization. At December 31, 1998, the margin, facility fee and utilization fee were .25 %, .10% and 0%, respectively.

       The 6.80% senior notes are currently payable in annual installments of $23,400. The 8.25% senior notes are currently payable in annual installments of $12,500. The 7.67% senior notes are payable in annual installments of $10,000 beginning in 2003. The 6.64% senior notes are payable in full in 2008.

       During 1998, the company entered into an open-ended program whereby up to Cdn $250,000 of commercial paper can be issued. While the commercial paper is typically due in 30 - 60 days, with a maximum maturity of one year, it is the company's intention to continually refinance these borrowings. The company maintains unutilized long-term committed credit facilities sufficient to refinance the commercial paper outstanding. Therefore, the amounts outstanding at December 31, 1998 (U.S. $162,556) are included in long-term debt in the Consolidated Statements of Financial Position. Interest rates on the commercial paper ranged from 4.7% to 6.1% with a weighted average of 5.2% in 1998.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)



       The company has a $40,000 multi-currency revolving credit agreement with a bank which expires in June 1999. The agreement allows the company to designate subsidiaries to borrow under the facility at interest rates, margins and facility fees identical to the revolver discussed above. At December 31, 1998, $39,718 had been borrowed under this facility. This amount is included in long-term debt since the company has the capacity and intends to refinance this facility and extend its term prior to the expiration of the agreement.

       At December 31, 1998, the company had available approximately $220,000 of unused long-term revolving credit commitments.

       Various loan agreements contain covenants with respect to net worth, indebtedness and other items. The company has complied with all provisions of these agreements at December 31, 1998.

       Future principal payments on long-term debt are as follows:

                        1999                        $  51,665
                        2000                           47,072
                        2001                           78,274
                        2002                          234,824
                        2003                              410
                        Thereafter                    184,191
                                                     --------
                                                    $ 596,436
                                                    =========

       The fair value of the company's long-term debt is estimated based on the current rates available to the company for debt of the same remaining maturities. Since the company's fixed rate debt carries interest rates which are higher than current market rates, the estimated fair value of the company's long-term debt was approximately $621,000 and $349,000 at December 31, 1998 and 1997, respectively.

8.     Interest Expense - Net

       Net interest expense is composed of the following:

                                             1998          1997          1996
                                           --------      --------      --------
            Interest on long-term debt     $ 35,749      $ 22,441      $ 21,767
            Other interest expense            3,117         3,757         2,028
            Interest income                  (3,116)       (7,654)       (4,671)
                                           --------      --------      --------
                                           $ 35,750      $ 18,544      $ 19,124
                                           ========      ========      ========

       Net interest paid totaled $33,082, $20,104 and $17,555 for 1998, 1997 and 1996, respectively.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


9.     Capital Stock

       The company is incorporated under the Canada Business Corporations Act and is authorized to issue an unlimited number of common and preferred shares of no par value.

       The company has a stock option and restricted stock plan under which options for a term not exceeding 10 years may be granted to key employees and directors to purchase common shares of the company at a price not less than 100% of their fair market value at the date of grant. Common shares reserved for exercise of these options or the issuance of restricted stock may not at any time exceed 10% of the number of common shares then outstanding. Transactions involving the plan are summarized below.

                                                       Options                                Weighted-
                                              ------------------------                         Average
                                              Available for                  Option Price     Exercise
                                               Future Grant    Granted        Per Share         Price
                                               ------------   ---------    ----------------   ---------
                                                                                (Cdn.)          (Cdn.)
            Outstanding at December 31, 1997    1,083,222     2,129,720    $ 9.375 - $38.87    $ 28.02

            Exercised                                  --      (445,422)   $ 9.375 - $36.65    $ 23.60
            Granted                              (435,250)      435,250    $28.95  - $40.00    $ 35.26
            Expired                                21,100       (21,100)   $26.375 - $36.65    $ 29.76
                                                  -------     ---------
            Outstanding at December 31, 1998      669,072     2,098,448    $ 9.375 - $40.00    $ 30.44
                                                  =======     =========
            Exercisable at December 31, 1998                  1,414,503    $ 9.375 - $40.00    $ 28.27
                                                              =========

       At December 31, 1998, the weighted-average remaining contractual life for options outstanding was six years and nine months.

       The restricted stock issued during 1996 had a fair value at the date of grant of $6,518 or U.S. $24.25 per share. The sale of this stock is restricted for two to five years from the date of the grant. Compensation expense related to these shares is recorded over the restriction period and amounted to $1,984, $1,406 and $1,231 in 1998, 1997 and 1996,
       respectively.

       The company's management incentive plans contain a feature that allows participants the opportunity to elect to receive restricted common shares in lieu of a portion of their cash bonuses. The number of shares issued is increased by a multiple in order to provide participants an incentive to elect to receive shares. A total of 43,845 shares were issued in 1998 to participants who made such share elections.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)



10.    Benefit Plans

       The company and its subsidiaries have defined benefit pension plans covering approximately one half of all employees. Plans covering eligible salaried employees call for benefits to be paid at retirement based primarily upon years of service and their compensation rates near retirement. Plans covering hourly employees generally provide benefits of stated amounts for each year of service. Contributions to the plans reflect benefits attributed to employees' services to date and also for benefits expected to be earned in the future. Assets of the plans consist primarily of cash and cash equivalents, common and preferred stocks, government bonds, investment-grade corporate bonds and other fixed income investments. The company also provides, through non-qualified plans, supplemental pension payments in excess of the qualified plan limits imposed by income tax regulations. These non-qualified plans are unfunded.

       The following tables set forth the change in projected benefit obligation, change in plan assets and the funded status of the company's North American benefit plans as of December 31, 1998 and 1997.

                                                                           Pension Benefits          Other Benefits
                                                                        ----------------------    --------------------
                                                                           1998         1997        1998        1997
                                                                        ---------    ---------    --------    --------
            Change in benefit obligation
              Benefit obligation at beginning of year                   $ 167,993    $ 161,271    $ 26,883    $ 19,100
              Service cost                                                  3,917        4,557         729         738
              Interest cost                                                14,162       13,233       2,216       1,777
              Plan participants' contributions                                 17           18          --          --
              Plan amendment                                                   --           --       1,446          --
              Actuarial (gain) loss                                         2,403         (512)      3,588       6,428
              Acquisition                                                      --       11,664          --          --
              Benefits paid                                                (9,759)      (9,131)     (1,203)     (1,160)
              Curtailments                                                     --       (3,897)         --          --
              Settlements                                                      --       (9,210)         --          --
                                                                        ---------    ---------    --------    --------
              Benefit obligation at end of year                           178,733      167,993      33,659      26,883
                                                                        ---------    ---------    --------    --------

            Change in plan assets
              Fair value of plan assets at beginning of year              205,953      173,957
              Return on plan assets                                        12,894       30,534
              Acquisition                                                      --       18,415
              Employer contribution                                         3,070        3,170
              Plan participants' contributions                                 17           18
              Benefits paid                                                (9,759)      (9,131)
              Settlements                                                      --      (11,010)
                                                                        ---------    ---------
              Fair value of plan assets at end of year                    212,175      205,953
                                                                        ---------    ---------

              Funded status                                                33,442       37,960     (33,659)    (26,883)
              Unrecognized net actuarial (gain) loss                      (23,933)     (28,386)      7,551       8,153
              Unrecognized prior service cost                               3,327        1,755       5,476       4,144
              Unrecognized net transition obligation                           27           37       1,502       1,670
                                                                        ---------    ---------    --------    --------
              Prepaid (accrued) benefit cost                            $  12,863    $  11,366    $(19,130)   $(12,916)
                                                                        =========    =========    ========    ========

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

       The weighted-average discount rate used to measure the projected benefit obligation is 8.5%, the average rate of increase in future compensation levels is approximately 5% and the expected long-term rate of return on assets is 8.5%. The company amortizes prior service cost and unrecognized gains and losses using the straight-line method over the average future service life of active participants.

       The components of net periodic benefit cost are as follows:

                                                     Pension Benefits                 Other Benefits
                                             --------------------------------    ------------------------
                                               1998        1997        1996       1998     1997     1996
                                             --------    --------    --------    ------   ------   ------
            Service cost                     $  3,917    $  4,557    $  4,807    $  729   $  738   $  639
            Interest cost                      14,162      13,233      12,948     2,216    1,777    1,309
            Expected return on plan assets    (16,067)    (13,858)    (12,600)       --       --       --
            Amortization                         (879)       (682)        335     1,680    1,509      976
                                             --------    --------    --------    ------   ------   ------
            Net periodic benefit cost        $  1,133    $  3,250    $  5,490    $4,625   $4,024   $2,924
                                             ========    ========    ========    ======   ======   ======


       A number of the company's operating units have defined contribution plans pursuant to Section 401(k) of the U.S. Internal Revenue Code. The total expense of these plans was $5,475, $3,893 and $3,816 for the years ended December 31, 1998, 1997 and 1996, respectively.

       The company's German operations have pension plans, which in accordance with applicable laws, are unfunded. The weighted average discount rate used to measure the projected benefit obligation of the German plans is 7% and the rate of increase in future compensation levels is 3.5% for 1998 and 3% for 1997.

       The status of the German plans at December 31, 1998 and 1997 is as follows:

                                                          1998        1997
                                                        --------    --------
            Change in benefit obligation
              Benefit obligation at beginning of year   $ 16,421    $ 18,192
              Service cost                                   376         875
              Interest cost                                1,126       1,089
              Amendments                                      --        (261)
              Actuarial loss                                 265         228
              Benefits paid                                 (726)       (817)
              Foreign exchange rate changes                  530      (2,885)
                                                        --------    --------
              Benefit obligation at end of year         $ 17,992    $ 16,421
                                                        ========    ========

       The components of net periodic benefit cost are as follows:

                                                  1998     1997     1996
                                                 ------   ------   ------
            Service cost                         $  376   $  875   $  387
            Interest cost                         1,126    1,089    1,213
            Amortization of prior service cost      134      136      157
                                                 ------   ------   ------
            Net periodic benefit cost            $1,636   $2,100   $1,757
                                                 ======   ======   ======

       Of the above accrued pension cost, $16,167 and $14,947 at December 31, 1998 and 1997, respectively, is included in "Other liabilities" in the Consolidated Statements of Financial Position.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


       The company provides certain postretirement health care and life insurance benefits to a limited number of employees. The costs associated with these benefits are not significant and are recorded on a "pay-as-you-go" or cash basis.

11.    Commitments and Contingencies

       A number of claims and lawsuits seeking unspecified damages and other relief are pending against the company. It is impossible at this time for the company to predict with any certainty the outcome of such litigation. However, management is of the opinion, based upon information presently available, that it is unlikely that any liability, to the extent not provided for through insurance or otherwise, would be material in relation to the company's consolidated financial position.

       The company has been named along with several other parties in a number of administrative proceedings maintained by federal and state agencies arising out of alleged releases or contributions of hazardous substances into the environment. None of the proceedings is, in the opinion of management, either individually or viewed in connection with all the proceedings, material to the company's liquidity, consolidated operating results, or consolidated financial position. While the company has participated and in the future will participate in the funding of clean up costs in connection with certain of the proceedings, it does not believe that material monetary sanctions will be imposed against it as a result of any of the proceedings.

       The company has an agreement to sell certain qualifying accounts receivable to a financial institution on a revolving basis. The amount sold as of December 31, 1998 and 1997 was $62,000 and $68,100,
       respectively. The amount sold at any time must be supported by available credit under the revolver. Certain of the company's operations have entered into agreements with third party finance companies to provide wholesale financing of their product to distributors. The company is responsible for the repurchase of new product in the event it is acquired by the finance companies through repossession. At December 31, 1998, the total amount of new product financed under these agreements is approximately $15,000. At December 31, 1998, the company also has sold approximately $12,000 of receivables under recourse agreements. Reserves have been provided for any anticipated losses under these agreements.

       In the normal course of business, letters of credit and bank guarantees are issued by banks for account of the company, which in the opinion of management, have no material effect on the company's financial position. At December 31, 1998, the company was contingently liable for $82,000 under these arrangements.

       The company does not trade in financial instruments and does not engage in speculation. However, it does enter into a limited range and number of derivative financial instrument contracts. The company also has a program in place to manage foreign currency risk. As part of that program, the company has entered into a limited number of foreign currency forward exchange contracts to hedge anticipated foreign currency transactions during the next twelve months. Also, the company sometimes enters into forward exchange contracts to hedge specific foreign currency transactions or intercompany loan payments. The company's foreign exchange contracts do not subject the company to risk due to exchange rate movements because gains and losses on these contracts offset losses and gains on the transactions being hedged. As of December 31, 1998, the company's German operations had approximately DM 72 million ($42,000) of forward exchange contracts outstanding which are designed to convert the receipt of foreign currencies from sales outside of Germany into DM. The forward exchange contracts generally have maturities which do not exceed one year and exchange rates are agreed to at the inception of the contracts.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


       The company has operating leases covering machinery, equipment, office, warehouse and manufacturing facilities. Future minimum lease payments under operating leases at December 31, 1998 are as follows:

                      1999                                    $ 13,485
                      2000                                      12,134
                      2001                                       7,456
                      2002                                       4,602
                      2003                                       3,031
                      Thereafter                                 6,933
                                                              --------
                                                              $ 47,641
                                                              ========

12.    Business Segments

       The company operates in the following industry segments:

           Flow Technology - air dehydration and filtration equipment and related parts and services for compressed air systems; valves, strainers and back flow prevention products; water system and submersible petroleum pumps; leak detection equipment; rotary positive displacement pumps and related fluid handling equipment for sanitary and industrial markets; ice cream equipment; process equipment and integrated systems; water cooling towers and related components; fiberglass panels and pultruded products and cast-iron boilers.

           Machinery - light and heavy duty soil, sanitary landfill and asphalt compaction equipment; asphalt recyclers and pavers; light construction equipment; tillage equipment; foraging wagons; and grain drills and augers.

           Specialty Engineered Products - steel doors and frames; electric resistance heating products; air circulation equipment; machined critical parts for aerospace markets; metal forming equipment; loading dock equipment; powered roller conveyor systems; and vertical lifting equipment.

           Test Instrumentation - air supply houses; heat process and environmental conditioning equipment; electrical test and measurement equipment; refrigerant leak detection and recovery systems; vibration test systems; portable pipe and cable locators; and integrated assembly systems used in automobile and other manufacturing applications.

       The significant accounting policies of the above segments are the same as those described in note 1. Intersegment sales are recorded at current market prices. The company does not include income taxes or net interest expense in the determination of segment profit. Information about the company's segments, certain geographic information and a reconciliation of segment profit to net income is shown below.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


                                                              Year ended December 31, 1998
                                ----------------------------------------------------------------------------------------
                                                             Sales                                             (2)
                                             ------------------------------------     (3)         (2)       Depreciation
                                    (1)                                             Segment     Capital         and
                                  Assets       Gross     Intersegment     Net        profit   expenditures  amortization
                                ----------   ----------  ------------  ----------   --------  ------------  ------------
Industry segment

Flow Technology                 $  943,703   $  945,828   $       16   $  945,812   $ 96,594     $21,145      $38,161
Machinery                          272,115      454,460           --      454,460     51,000      12,270        7,287
Specialty Engineered Products      259,387      349,070           30      349,040     38,887      10,537       10,595
Test Instrumentation               305,383      271,062           --      271,062     20,893       4,482        7,691
                                ----------   ----------   ----------   ----------   --------     -------      -------
                                $1,780,588   $2,020,420   $       46   $2,020,374   $207,374     $48,434      $63,734
                                ==========   ==========   ==========   ==========   ========     =======      =======




                               Fixed assets
                               and goodwill   Net sales
                               ------------  ----------
Geographic information

United States                   $  930,577   $1,510,721
Germany                             24,283      176,350
Other Countries                    137,813      333,303
                                ----------   ----------
                                $1,092,673   $2,020,374
                                ==========   ==========





Reconciliation of segment profit to net income

Segment profit                                   $ 207,374
Corporate expenses                                 (30,231)
Corporate restructuring charges                     (6,788)
Interest - net                                     (35,750)
Other expense - net                                (12,048)
                                                 ---------
Income before income taxes                         122,557

Income tax provision                               (22,869)
                                                 ---------
Net income                                       $  99,688
                                                 =========




(1)    Assets exclude $302,346 of corporate amounts.
(2) Capital expenditures and depreciation and amortization exclude $3,307 and $1,131, respectively, of corporate amounts.
(3) Includes restructuring costs of $7,786, $275, $443 and $1,044 for the Flow Technology, Machinery, Specialty Engineered Products and Test Instrumentation segments, respectively. Flow Technology also includes an $11,285 gain on sale of business (see note 3) while Specialty Engineered Products includes a $6,000 charge related to settlement of litigation.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


                                                              Year ended December 31, 1997
                                ----------------------------------------------------------------------------------------
                                                             Sales                                             (2)
                                             ------------------------------------     (3)         (2)       Depreciation
                                    (1)                                             Segment     Capital         and
                                  Assets       Gross     Intersegment     Net        profit   expenditures  amortization
                                ----------   ----------  ------------  ----------   --------  ------------  ------------
Industry segment

Flow Technology                 $  904,442   $  845,716   $       --   $  845,716   $  79,443      $26,383     $32,573
Machinery                          234,249      363,690           --      363,690      42,460        8,200       5,246
Specialty Engineered Products      183,184      310,340           --      310,340      41,618       10,202       9,034
Test Instrumentation               183,842      123,508           --      123,508      11,509        1,708       2,700
                                ----------   ----------   ----------   ----------   ---------      -------     -------
                                 1,505,717    1,643,254           --    1,643,254     175,030       46,493      49,553
Divested businesses                  4,536       11,425           --       11,425        (353)         203         307
                                ----------   ----------   ----------   ----------   ---------      -------     -------
                                $1,510,253   $1,654,679   $       --   $1,654,679   $ 174,677      $46,696     $49,860
                                ==========   ==========   ==========   ==========   =========      =======     =======


                               Fixed assets
                               and goodwill   Net sales
                               ------------  ----------
Geographic information

United States                   $  880,844   $1,263,308
Germany                             22,425      162,468
Other Countries                     62,169      217,478
Divested businesses                  4,536       11,425
                                ----------   ----------
                                $  969,974   $1,654,679
                                ==========   ==========



Reconciliation of segment profit to net income

Segment profit                                          $ 174,677
Corporate expenses                                        (29,485)
Interest - net                                            (18,544)
Other income - net                                          7,080
                                                        ---------
Income from continuing operations before income taxes     133,728

Income tax provision                                      (48,838)
                                                        ---------
Income from continuing operations                          84,890
Income from discontinued operations                        56,174
                                                        ---------
Net income                                              $ 141,064
                                                        =========




(1)    Assets exclude $238,568 of corporate amounts.
(2) Capital expenditures and depreciation and amortization exclude $13,900 and $977, respectively, of corporate amounts.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

                                                              Year ended December 31, 1996
                                ----------------------------------------------------------------------------------------
                                                             Sales                                             (2)
                                             ------------------------------------     (3)         (2)       Depreciation
                                    (1)                                             Segment     Capital         and
                                  Assets       Gross     Intersegment     Net        profit   expenditures  amortization
                                ----------   ----------  ------------  ----------   --------  ------------  ------------
Industry segment

Flow Technology                 $  698,255   $  776,690   $        4   $  776,686   $ 92,596     $27,476       $27,692
Machinery                          164,980      323,609           --      323,609     29,620      10,441         4,626
Specialty Engineered Products      156,637      256,921           --      256,921     27,578       9,088         7,944
Test Instrumentation                43,933       48,983           --       48,983      5,388         555           999
                                ----------   ----------   ----------   ----------   --------     -------       -------
                                 1,063,805    1,406,203            4    1,406,199    155,182      47,560        41,261
Divested businesses                  6,098       26,869           --       26,869     17,123         767           981
                                ----------   ----------   ----------   ----------   --------     -------       -------
                                $1,069,903   $1,433,072   $        4   $1,433,068   $172,305     $48,327       $42,242
                                ==========   ==========   ==========   ==========   ========     =======       =======


                               Fixed assets
                               and goodwill   Net sales
                               ------------  ----------
Geographic information

United States                   $  583,364   $1,066,509
Germany                             24,889      160,966
Other Countries                     60,445      178,724
Discontinued operations             80,743           --
Divested business                    6,098       26,869
                                ----------   ----------
                                $  755,539   $1,433,068
                                ==========   ==========





Reconciliation of segment profit to net income

Segment profit                                          $ 172,305
Corporate expenses                                        (23,794)
Interest - net                                            (19,124)
Other expense - net                                       (10,530)
                                                        ---------
Income from continuing operations before income taxes     118,857

Income tax provision                                      (49,405)
                                                        ---------
Income from continuing operations                          69,452
Income from discontinued operations                        17,397
                                                        ---------
Net income                                              $  86,849
                                                        =========


(1) Assets exclude $517,000 of corporate amounts and amounts related to discontinued operations.
(2) Capital expenditures and depreciation and amortization exclude $3,080 and $926, respectively, of corporate amounts.
(3) Divested businesses includes an $11,792 gain on sale of business (see note 3).

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


13.    Year 2000

       The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect a company's ability to conduct normal business operations. The company has developed and is implementing a process involving a phased approach designed to mitigate the expected effects of the Year 2000 Issue on the company. As of December 31, 1998, the identification and assessment phases of the Year 2000 process, which address the Year 2000 readiness of the company's computer systems and of third parties, such as customers, suppliers and others, are ongoing. The company has commenced the remediation phase, which is intended to modify, retire or replace computer systems identified to date which are not Year 2000 ready. However, it is not possible to be certain that all aspects of the Year 2000 Issue affecting the company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved by January 1, 2000.

14.    Differences Between Canadian and United States Accounting Principles

       United States Accounting Differences

       Generally accepted accounting principles (GAAP) in Canada allow for the reduction of stated capital of outstanding common shares with a corresponding offset to deficit. This reclassification, which the company made in 1990, is not permitted by United States GAAP and would result in an increase in capital stock and a reduction in retained earnings at December 31, 1998 and 1997 of $128,093. Canadian GAAP also permits expenses related to the issue of capital stock, net of income taxes, to be deducted from retained earnings while United States GAAP requires such expenses to be deducted from the proceeds of stock issuances credited to capital stock. This reclassification would reduce capital stock and increase retained earnings by $20,905 at December 31, 1998 and 1997.

       Under Canadian GAAP, the discount rate used for computing the benefit obligation and the service and interest cost components of net periodic pension expense represents management's best estimate of the long-term rate of return on pension fund assets; whereas, under United States GAAP, the discount rate reflects the rate at which pension benefits can be effectively settled at the date of the financial statements.

       United States GAAP requires accruing the cost of providing postretirement benefits other than pensions to employees and their beneficiaries (e.g. health care benefits) during the years that the employee renders the necessary service. The company records expense on a "pay-as-you-go" basis for benefits paid on behalf of retired employees. The accumulated benefit obligation not recorded by the company totaled approximately $15,000 and $14,000 at December 31, 1998 and 1997, respectively.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

       Beginning in 1997, United States GAAP requires the dual presentation of basic and diluted earnings per share. Diluted earnings per share reflects the assumed exercise of dilutive securities such as the company's stock options.

       The following table reflects the impact on net income, weighted average shares outstanding and net earnings per share of complying with United States GAAP as it pertains to the items noted above.

                                                                1998          1997             1996
                                                            -----------    -----------      -----------
            Net income
                Canadian GAAP                               $    99,688    $   141,064      $    86,849
                United States GAAP                               97,139        138,500           84,319

            Weighted average shares outstanding (000's)
                Canadian GAAP                                    40,755         44,439           44,513
                    Less restricted stock outstanding              (123)          (269)            (235)
                                                            -----------    -----------      -----------
                United States GAAP - Basic                       40,632         44,170           44,278
                    Effect of dilutive securities:
                         Restricted stock                           123            269              235
                         Employee stock options                     281            303              227
                                                            -----------    -----------      -----------
                United States GAAP - Diluted                     41,036         44,742           44,740
                                                            ===========    ===========      ===========

            Net earnings per share
                Canadian GAAP
                    Continuing operations                   $      2.45    $      1.91      $      1.56
                    Discontinued operations                          --           1.26              .39
                                                            -----------    -----------      -----------
                    Net earnings                            $      2.45    $      3.17      $      1.95
                                                            ===========    ===========      ===========
                United States GAAP - Basic
                    Continuing operations                   $      2.39    $      1.86      $      1.51
                    Discontinued operations                          --           1.28              .39
                                                            -----------    -----------      -----------
                    Net earnings                            $      2.39    $      3.14      $      1.90
                                                            ===========    ===========      ===========
                United States GAAP - Diluted
                    Continuing operations                   $      2.37    $      1.84      $      1.50
                    Discontinued operations                          --           1.26              .38
                                                            -----------    -----------      -----------
                    Net earnings                            $      2.37    $      3.10      $      1.88
                                                            ===========    ===========      ===========

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)


       The following is a reconciliation of net income under Canadian GAAP to net income under United States GAAP.

                                                                1998           1997          1996
                                                              --------      ---------      --------
            Net income under Canadian GAAP                    $ 99,688      $ 141,064      $ 86,849
            Increased (decreased) by:
                Pension expense                                 (1,483)        (1,470)       (1,198)
                Postretirement benefits                           (745)        (1,170)         (963)
                Other                                             (321)            76          (369)
                                                              --------      ---------      --------
            Net income under United States GAAP               $ 97,139      $ 138,500      $ 84,319
                                                              ========      =========      ========


       Beginning in 1998, United States GAAP requires reporting on comprehensive income. Comprehensive income is defined as the change in equity of a company from transactions and other events from non-owner sources. For the years ended December 31, 1998, 1997 and 1996, comprehensive income is as follows.

                                                                1998           1997          1996
                                                              --------      ---------      --------
            Net income under United States GAAP               $ 97,139      $ 138,500      $ 84,319
            Foreign currency translation adjustments,
                net of tax                                        (576)        (6,055)         (153)
                                                              --------      ---------      --------
            Comprehensive income under United States GAAP     $ 96,563      $ 132,445      $ 84,166
                                                              ========      =========      ========

       The application of United States GAAP previously discussed would result in increases in other (non-current) liabilities of approximately $6,000 and common shares of approximately $107,000 and decreases in goodwill of approximately $1,000, accrued liabilities of approximately $1,000 and retained earnings of approximately $113,000 as of December 31, 1998. At December 31, 1997, the application of United States GAAP would result in increases in other (non-current) liabilities of approximately $7,000 and common shares of approximately $107,000 and decreases in goodwill of approximately $1,000 and retained earnings of approximately $115,000.

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)



       Additional United States Disclosure Requirements

       The company's accounting for stock options is essentially the same as the intrinsic value method prescribed by existing accounting pronouncements effective in the United States. Beginning in 1996 however, United States GAAP encouraged, but did not require companies to record compensation cost for stock option plans at fair value. The United States accounting pronouncement does require the disclosure of proforma net income and earnings per share information as if the company had accounted for its employee stock options issued beginning in 1995 under the fair value method. Accordingly, the fair value of the options issued have been estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions for 1998, 1997 and 1996, respectively: risk-free interest rates of 5.1%, 6.2% and 5.7%; dividend yields of 1.6%, 1.0% and .8%; volatility factors of the expected market price of the company's common stock of .39, .33 and .34; and a weighted-average expected life of the options of eight years. The weighted-average grant-date fair values of options issued in 1998, 1997 and 1996 was $12.60, $12.43 and $11.08, respectively. For purposes of proforma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period which ranges from six months to three years. Retroactive application of the fair value method to prior years is not permitted, therefore the full effect of the fair value method will not be reflected in the proforma disclosures until it has been applied to all nonvested options. Assuming the company had accounted for its stock options issued under the fair value method, United States GAAP proforma net income and basic and diluted earnings per share for the years ended December 31, 1998, 1997 and 1996 would have been $93,977, $2.31 and $2.29; $136,091, $3.08 and $3.04; and $82,869, $1.87 and $1.85,
       respectively.

       United States GAAP requires disclosure of changes during the year in non-cash working capital balances pertaining to operating activities. The following table reflects such changes for the years ended December 31, 1998, 1997 and 1996.

                                                             1998          1997          1996
                                                           --------      --------      --------
            Decrease (increase) in current assets
            Accounts and notes receivable                  $(39,063)     $ (7,582)     $(30,278)
            Inventories                                     (21,184)      (15,124)       32,239
            Other current assets                             (9,359)       (4,937)        5,955

            Increase (decrease) in current liabilities
            Accounts payable and accrued liabilities         27,148         5,140          (844)
            Customer advances                                 6,200          (831)       (2,931)
                                                           --------      --------      --------
                                                           $(36,258)     $(23,334)     $  4,141
                                                           ========      ========      ========

                       UNITED DOMINION INDUSTRIES LIMITED

          Notes to Consolidated Financial Statements, Restated (note 2)

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)



       Beginning in 1998, United States GAAP requires disclosure of the effect of a one-percentage point increase or decrease in the assumed health care cost trend rates on the aggregate of the service and interest cost components of net periodic postretirement health care benefit cost and the accumulated postretirement benefit obligation for health care benefits. The following table reflects such effects. Since the company is on a pay-as-you-go basis, this disclosure relates to the proforma disclosures contained in the reconciliation of net income previously discussed.

                                                       1-Percentage     1-Percentage
                                                      Point Increase   Point Decrease
                                                      --------------   --------------
       Effect on total of service and interest
          cost components                                 $ 57            $ (42)
       Effect on postretirement benefit
          obligation                                       128             (115)


15.    Quarterly Financial Information (Unaudited)

                                                                                 Net           Net Earnings
                                 Sales               Gross Profit*             Income            Per Share
                        -----------------------   -------------------   ------------------   -------------------
                           1998         1997        1998       1997      1998       1997       1998       1997
                        ----------   ----------   --------   --------   -------   --------   --------   --------
       First Quarter    $  444,135   $  322,809   $129,872   $ 93,275   $14,327   $ 11,171   $    .35   $    .25
       Second Quarter      523,692      395,926    161,329    116,041    26,608     76,436        .65       1.70
       Third Quarter       524,755      441,337    159,691    124,928    21,378     26,673        .52        .60
       Fourth Quarter      527,792      494,607    167,680    151,781    37,375     26,784        .92        .62
                        ----------   ----------   --------   --------   -------   --------   --------   --------
       Total            $2,020,374   $1,654,679   $618,572   $486,025   $99,688   $141,064   $   2.45   $   3.17
                        ==========   ==========   ========   ========   =======   ========   ========   ========


       *Represents sales less cost of sales

16.    Supplemental Condensed Consolidating Financial Information

       United Dominion Industries Limited and its wholly owned subsidiary, United Dominion Holdings, Inc., are guarantors of certain senior debt issued by United Dominion Industries, Inc. The following is summarized condensed consolidating financial information segregating the parent and guarantor subsidiaries from nonguarantor subsidiaries. The guarantor subsidiaries are wholly owned subsidiaries of the company and guarantees are full, unconditional and joint and several. Separate financial statements and other disclosures of the guarantor subsidiaries are not presented because management believes these financial statements would not provide relevant material additional information to users.

                       UNITED DOMINION INDUSTRIES LIMITED

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

                                                                                 December 31, 1998
                                                 ---------------------------------------------------------------------------------
                                                    United        United       United
                                                   Dominion      Dominion     Dominion         Non-
                                                  Industries    Holdings,    Industries,    Guarantor
                                                    Limited        Inc.         Inc.      Subsidiaries  Eliminations  Consolidated
                                                 ---------------------------------------------------------------------------------
FINANCIAL POSITION                                         --

ASSETS
Inventories                                       $     1,539   $      --   $    51,624   $   313,985   $    12,821   $   379,969
Other current assets                                   18,874          97        84,588       491,949       (54,950)      540,558
                                                 ---------------------------------------------------------------------------------
         Total current assets                          20,413          97       136,212       805,934       (42,129)      920,527
Fixed assets - net                                        930          --       106,693       210,230            --       317,853
Goodwill and other intangibles                            747          --       121,037       653,036            --       774,820
Intercompany notes receivable                              --          --       117,958       336,560      (454,518)           --
Other assets                                        1,074,143     312,369     1,197,181       507,838    (3,021,797)       69,734
                                                 ---------------------------------------------------------------------------------
         Total assets                             $ 1,096,233   $ 312,466   $ 1,679,081   $ 2,513,598   $(3,518,444)  $ 2,082,934
                                                 =================================================================================
LIABILITIES AND
     SHAREHOLDERS' EQUITY
Current liabilities                               $     8,090   $   1,538   $   139,932   $   381,534   $   (49,186)  $   481,908
Long-term debt                                        198,780          --       313,544        32,447            --       544,771
Intercompany notes payable                                 --          --       336,560       117,958      (454,518)           --
Other liabilities                                       3,533          --       572,750       106,141      (511,999)      170,425
                                                 ---------------------------------------------------------------------------------
         Total liabilities                            210,403       1,538     1,362,786       638,080    (1,015,703)    1,197,104
                                                 ---------------------------------------------------------------------------------
Shareholders' equity                                  885,830     310,928       316,295     1,875,518    (2,502,741)      885,830
                                                 ---------------------------------------------------------------------------------
         Total liabilities and
           shareholders' equity                   $ 1,096,233   $ 312,466   $ 1,679,081   $ 2,513,598   $(3,518,444)  $ 2,082,934
                                                 =================================================================================


                                                                                 December 31, 1997
                                                 ---------------------------------------------------------------------------------
                                                    United        United       United
                                                   Dominion      Dominion     Dominion         Non-
                                                  Industries    Holdings,    Industries,    Guarantor
                                                    Limited        Inc.         Inc.      Subsidiaries  Eliminations  Consolidated
                                                 ---------------------------------------------------------------------------------
FINANCIAL POSITION

ASSETS
Inventories                                       $        --   $      --   $    44,216   $   271,667   $    14,475   $   330,358
Other current assets                                    1,973          97        61,589       319,205       (16,172)      366,692
                                                 ---------------------------------------------------------------------------------
         Total current assets                           1,973          97       105,805       590,872        (1,697)      697,050
Fixed assets - net                                         --          --        98,380       202,876            --       301,256
Goodwill and other intangibles                             --          --        81,098       587,620            --       668,718
Intercompany notes receivable                              --          --       106,939       341,156      (448,095)           --
Other assets                                          950,359     290,270     1,120,316       437,575    (2,716,723)       81,797
                                                 ---------------------------------------------------------------------------------
         Total assets                             $   952,332   $ 290,367   $ 1,512,538   $ 2,160,099   $(3,166,515)  $ 1,748,821
                                                 =================================================================================
LIABILITIES AND
     SHAREHOLDERS' EQUITY
Current liabilities                               $    33,082   $   1,000   $   147,937   $   266,624   $   (10,437)  $   438,206
Long-term debt                                             --          --       253,703        43,785            --       297,488
Intercompany notes payable                             42,822          --       333,730        71,543      (448,095)           --
Other liabilities                                       3,879          --       531,148        67,042      (461,491)      140,578
                                                 ---------------------------------------------------------------------------------
         Total liabilities                             79,783       1,000     1,266,518       448,994      (920,023)      876,272
                                                 ---------------------------------------------------------------------------------
Shareholders' equity                                  872,549     289,367       246,020     1,711,105    (2,246,492)      872,549
                                                 ---------------------------------------------------------------------------------
         Total liabilities and
           shareholders' equity                   $   952,332   $ 290,367   $ 1,512,538   $ 2,160,099   $(3,166,515)  $ 1,748,821
                                                 =================================================================================

                       UNITED DOMINION INDUSTRIES LIMITED

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

                                                                                 December 31, 1998
                                                 ---------------------------------------------------------------------------------
                                                    United        United       United
                                                   Dominion      Dominion     Dominion         Non-
                                                  Industries    Holdings,    Industries,    Guarantor
                                                    Limited        Inc.         Inc.      Subsidiaries  Eliminations  Consolidated
                                                 ---------------------------------------------------------------------------------
RESULTS OF OPERATIONS
Sales                                             $        --   $      --   $   392,154   $ 1,638,545   $   (10,325)  $ 2,020,374
Costs and expenses
    Cost of sales                                          --          --       275,332     1,136,795       (10,325)    1,401,802
    Selling, general and administrative
       expenses                                         2,973          --        70,457       351,345         2,128       426,903
    Goodwill and other intangibles
       amortization                                         4          --         2,867        18,588            --        21,459
    Restructuring charges                                  --          --         8,637         7,699            --        16,336
                                                 ---------------------------------------------------------------------------------
       Total costs and expenses                         2,977          --       357,293     1,514,427        (8,197)    1,866,500
                                                 ---------------------------------------------------------------------------------
Operating income (loss)                                (2,977)         --        34,861       124,118        (2,128)      153,874

Other income (expense)
    Equity in earnings of subsidiaries                111,474      72,440        75,406            --      (259,320)           --
    Interest - net                                     (9,071)         --       (53,065)       26,386            --       (35,750)
    Gain on sale of business                               --          --            --        11,285            --        11,285
    Other                                              (5,000)         --         5,583         1,680        (9,115)       (6,852)
                                                 ---------------------------------------------------------------------------------
Income before income taxes                             94,426      72,440        62,785       163,469      (270,563)      122,557

Income tax provision                                    5,262          54         4,151       (35,982)        3,646       (22,869)
                                                 ---------------------------------------------------------------------------------
 Net income                                       $    99,688   $  72,494   $    66,936   $   127,487   $  (266,917)  $    99,688
                                                 =================================================================================
CASH FLOWS
Net cash provided from (used by) operating
   activities                                     $       987   $      --   $   (32,144)  $   138,526   $        --   $   107,369

Cash flows from investing activities:
    Additions to fixed assets                              --          --       (18,479)      (33,262)           --       (51,741)
    Acquisition of businesses                         (53,661)         --       (56,284)      (62,236)           --      (172,181)
    Net proceeds from disposal of businesses               --          --         3,434        21,574            --        25,008
    Other, net                                             --          --        11,636        (9,322)           --         2,314
                                                 ---------------------------------------------------------------------------------
       Net cash used by investing activities          (53,661)         --       (59,693)      (83,246)           --      (196,600)
                                                 ---------------------------------------------------------------------------------
Cash flows from financing activities:
    Additional borrowings (repayments)                174,812          --        64,343          (179)           --       238,976
    Issuance of common shares                           7,302          --            --            --            --         7,302
    Repurchase of common shares                       (83,565)         --            --            --            --       (83,565)
    Increase (decrease) in net payable
       to affiliates                                  (51,989)         --        25,573        26,416            --            --
    Dividends (to) from affiliates                     40,900          --            --       (40,900)           --            --
    Contribution of capital (to) from
       affiliates                                     (19,723)         --            --        19,723            --            --
    Other, net                                        (14,614)         --            --            --            --       (14,614)
                                                 ---------------------------------------------------------------------------------
       Net cash provided from financing
          activities                                   53,123          --        89,916         5,060            --       148,099
                                                 ---------------------------------------------------------------------------------
Net increase (decrease) in cash during
   the period                                             449          --        (1,921)       60,340            --        58,868
Cash at beginning of period                              (342)         97        14,879        49,953            --        64,587
                                                 ---------------------------------------------------------------------------------
Cash at end of period                             $       107   $      97   $    12,958   $   110,293   $        --   $   123,455
                                                 =================================================================================

                       UNITED DOMINION INDUSTRIES LIMITED

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

                                                                                 December 31, 1997
                                                 ---------------------------------------------------------------------------------
                                                    United        United       United
                                                   Dominion      Dominion     Dominion         Non-
                                                  Industries    Holdings,    Industries,    Guarantor
                                                    Limited        Inc.         Inc.      Subsidiaries  Eliminations  Consolidated
                                                 ---------------------------------------------------------------------------------
RESULTS OF OPERATIONS

Sales                                             $        --   $      --   $   354,151   $ 1,303,876   $    (3,348)  $ 1,654,679
Costs and expenses

    Cost of sales                                          --          --       254,800       917,202        (3,348)    1,168,654
    Selling, general and administrative expenses        3,561          --        82,534       239,567            --       325,662
    Goodwill and other intangibles amortization            --          --         2,440        13,351            --        15,791
                                                 ---------------------------------------------------------------------------------
      Total costs and expenses                          3,561          --       339,774     1,170,120        (3,348)    1,510,107
                                                 ---------------------------------------------------------------------------------
Operating income (loss)                                (3,561)         --        14,377       133,756            --       144,572

Other income (expense)
    Equity in earnings of subsidiaries                144,063     111,219        61,451            --      (316,733)           --
    Interest - net                                     (4,103)         76       (45,788)       31,271            --       (18,544)
    Other                                                  --          --        12,343           133        (4,776)        7,700
                                                 ---------------------------------------------------------------------------------
Income from continuing operations
    before income taxes                               136,399     111,295        42,383       165,160      (321,509)      133,728

Income tax provision                                    1,579      (1,483)        7,654       (58,498)        1,910       (48,838)
                                                 ---------------------------------------------------------------------------------
Income from continuing operations                     137,978     109,812        50,037       106,662      (319,599)       84,890

Income from discontinued operations

    Earnings, net of applicable income tax
       expense                                             --          --         5,728        (2,640)           --         3,088
    Gain on disposal, net of applicable
       income tax expense                                  --          --        53,086            --            --        53,086
                                                 ---------------------------------------------------------------------------------
                                                           --          --        58,814        (2,640)           --        56,174
                                                 ---------------------------------------------------------------------------------
 Net income                                       $   137,978   $ 109,812   $   108,851   $   104,022   $  (319,599)  $   141,064
                                                 =================================================================================
CASH FLOWS
Net cash provided from (used by) operating
   activities                                     $      (586)  $      --   $   (26,910)  $   145,199   $        --   $   117,703

Cash flows from investing activities:

    Additions to fixed assets                              --          --       (14,831)      (45,765)           --       (60,596)
    Acquisition of businesses                          (3,025)         --       (50,822)     (310,301)           --      (364,148)
    Net proceeds from disposal of businesses           22,039          --       251,402         1,200            --       274,641
    Other, net                                             --          --         8,770        (1,464)           --         7,306
                                                 ---------------------------------------------------------------------------------
      Net cash provided from (used by)
         investing activities                          19,014          --       194,519      (356,330)           --      (142,797)
                                                 ---------------------------------------------------------------------------------
Cash flows from financing activities:

    Additional borrowings (repayments)                (42,357)         --        87,293         7,198            --        52,134
    Issuance of common shares                           1,780          --            --            --            --         1,780
    Repurchase of common shares                       (56,954)         --            --            --            --       (56,954)
    Increase (decrease) in net payable to
       affiliates                                      11,575          70        30,180       (41,825)           --            --
    Dividends (to) from affiliates                    468,825          27      (335,859)     (132,993)           --            --
    Contribution of capital (to) from affiliates     (389,450)         --            --       389,450            --            --
    Dividends                                         (12,413)         --            --            --            --       (12,413)
                                                 =================================================================================
      Net cash provided from (used by)
         financing activities                         (18,994)         97      (218,386)      221,830            --       (15,453)
                                                 ---------------------------------------------------------------------------------
Cash used by discontinued operations                       --          --       (60,553)         (582)           --       (61,135)
                                                 ---------------------------------------------------------------------------------
Net increase (decrease) in cash during the period        (566)         97      (111,330)       10,117            --      (101,682)
Cash at beginning of period                               224          --       126,209        39,836            --       166,269
                                                 ---------------------------------------------------------------------------------
Cash at end of period                             $      (342)  $      97   $    14,879   $    49,953   $        --   $    64,587
                                                 =================================================================================

                       UNITED DOMINION INDUSTRIES LIMITED

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997 and 1996

                     (Amounts in Thousands of U.S. Dollars)

                                                                                 December 31, 1996
                                                      ---------------------------------------------------------------
                                                        United     United
                                                       Dominion   Dominion        Non-
                                                      Industries Industries,   Guarantor
                                                        Limited     Inc.     Subsidiaries  Eliminations  Consolidated
                                                      ---------------------------------------------------------------
RESULTS OF OPERATIONS
Sales                                                  $      --   $ 320,313   $ 1,118,789   $  (6,034)  $ 1,433,068

Costs and expenses
    Cost of sales                                             --     233,271       782,078      (6,034)    1,009,315
    Selling, general and administrative expenses           1,990      77,689       202,077          --       281,756
    Goodwill and other intangibles amortization               --       2,039        10,769          --        12,808
                                                      ---------------------------------------------------------------
       Total costs and expenses                            1,990     312,999       994,924      (6,034)    1,303,879
                                                      ---------------------------------------------------------------
Operating income (loss)                                   (1,990)      7,314       123,865          --       129,189

Other income (expense)
    Equity in earnings of subsidiaries                    86,176      68,488            --    (154,664)           --
    Interest - net                                         3,698     (38,693)       15,871          --       (19,124)
    Gain on sale of business                               6,807       4,985            --          --        11,792
    Other                                                     --         303            --      (3,303)       (3,000)
                                                      ---------------------------------------------------------------
Income from continuing operations
    before income taxes                                   94,691      42,397       139,736    (157,967)      118,857
Income tax provision                                      (3,771)     10,014       (56,969)      1,321       (49,405)
                                                      ---------------------------------------------------------------
Income from continuing operations                         90,920      52,411        82,767    (156,646)       69,452

Earnings from discontinued operations, net of
    applicable income tax expense                             --      16,649           748          --        17,397
                                                      ---------------------------------------------------------------
 Net income                                            $  90,920   $  69,060   $    83,515   $(156,646)  $    86,849
                                                      ===============================================================
CASH FLOWS
Net cash provided from (used by) operating activities  $    (263)  $ (27,515)  $   168,760   $      --   $   140,982

Cash flows from investing activities:
    Additions to fixed assets                                 --     (27,860)      (23,547)         --       (51,407)
    Acquisition of businesses                             (8,193)    (17,528)      (25,459)         --       (51,180)
    Net proceeds from disposal of businesses                  --         386         2,871          --         3,257
    Other, net                                             7,365      (8,831)          241          --        (1,225)
                                                      ---------------------------------------------------------------
       Net cash used by investing activities                (828)    (53,833)      (45,894)         --      (100,555)
                                                      ---------------------------------------------------------------
Cash flows from financing activities:
    Additional borrowings (repayments)                        --    (130,098)       14,148          --      (115,950)
    Issuance of common shares                            113,036          --            --          --       113,036
    Increase (decrease) in net payable to affiliates      43,320      94,234      (137,554)         --            --
    Dividends (to) from affiliates                            --     160,455      (160,455)         --            --
    Contribution of capital (to) from affiliates        (147,073)         --       147,073          --            --
    Dividends                                             (9,050)         --         2,500          --        (6,550)
                                                      ---------------------------------------------------------------
       Net cash provided from (used by)
          financing activities                               233     124,591      (134,288)         --        (9,464)
                                                      ---------------------------------------------------------------
Cash provided from (used by) discontinued operations          --      27,883           249          --        28,132
                                                      ---------------------------------------------------------------
Net increase (decrease) in cash during the period           (858)     71,126       (11,173)         --        59,095
Cash at beginning of period                                1,082      55,083        51,009          --       107,174
                                                      ---------------------------------------------------------------
Cash at end of period                                  $     224   $ 126,209   $    39,836   $      --   $   166,269
                                                      ===============================================================

                       UNITED DOMINION INDUSTRIES LIMITED

                  SCHEDULE II - ALLOWANCE FOR DOUBTFUL ACCOUNTS

                  Years Ended December 31, 1998, 1997 and 1996
                                 (in thousands)


                                   Balance,        Additions
                                 beginning of      charged to       Write-off of                        Balance, end
         Description                 year            income         receivables          Other (1)         of year
         -----------           ----------------   ------------     -------------         ---------        --------
1998:

Reserve deducted from
assets:  Allowance for
doubtful accounts                  $10,114           $1,991           $(1,358)           $    22            $10,725
                                   =======           ======           ========           =======            =======

1997:

Reserve deducted from
assets:  Allowance for
doubtful accounts                  $ 9,919           $4,104           $(3,156)            $(753)            $10,114
                                   =======           ======           ========            ======            =======

1996:

Reserve deducted from
assets:  Allowance for
doubtful accounts                  $ 9,814           $1,767           $(2,287)            $  625            $ 9,919
                                   =======           ======           ========            ======            =======


(1) In 1997, relates primarily to the sale of Varco-Pruden, Windsor Door and Centria partially offset by the acquisition of Core Industries.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Income
--------------------------------------------------------------------------------


For the Quarters Ended March 31, 1999 and 1998
(Stated in Thousands of U.S. Dollars)
                                                            Quarters Ended
---------------------------------------------------------------------------------
                                                       Mar. 31,         Mar. 31,
                                                         1999             1998
---------------------------------------------------------------------------------
Sales                                                  $478,404         $444,135
---------------------------------------------------------------------------------

Costs and expenses
   Cost of sales                                        336,737          314,263
   Selling, general and administrative expenses         104,125           93,424
   Goodwill and other intangibles amortization            5,688            4,941
---------------------------------------------------------------------------------

       Total costs and expenses                         446,550          412,628
---------------------------------------------------------------------------------

Operating income                                         31,854           31,507

Other expense
   Interest -- net                                       (9,295)          (7,899)
   Other                                                    --              (500)
---------------------------------------------------------------------------------

Income before income taxes                               22,559           23,108

Income tax provision                                     (8,572)          (8,781)
---------------------------------------------------------------------------------

Net income                                             $ 13,987         $ 14,327
=================================================================================


Earnings per common share                              $   0.35         $   0.35
=================================================================================


Average common shares outstanding (thousands)            40,331           41,027
=================================================================================


See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------

For the Quarters Ended March 31, 1999 and 1998
(Stated in Thousands of U.S. Dollars)


                                                             1999          1998
----------------------------------------------------------------------------------
Cash provided from (used by) operating activities
     Income from operations                               $ 13,987      $  14,327
     Add items not affecting cash
        Depreciation                                        11,755          9,586
        Amortization                                         6,227          5,122
        Deferred income taxes                                  407            421
        Other                                                  345            675
     Net increase in working capital other than cash       (23,317)       (43,819)
     Asset securitization                                    3,900        (11,900)
----------------------------------------------------------------------------------
                                                            13,304        (25,588)
----------------------------------------------------------------------------------

Cash provided from (used by) investing activities
     Additions to fixed assets                              (9,572)       (15,706)
     Acquisition of businesses                             (12,052)      (100,778)
     Net proceeds from disposal of businesses                  --          10,131
     Proceeds from (investments in) other assets             1,076           (162)
     Other                                                    (455)        (1,319)
----------------------------------------------------------------------------------
                                                           (21,003)      (107,834)
----------------------------------------------------------------------------------

Cash provided from (used by) financing activities
     Net additional borrowings                              16,421        198,599
     Issuance of common stock                                  175          4,296
     Repurchase of common stock                            (16,477)       (78,658)
     Dividends                                              (3,615)        (3,645)
----------------------------------------------------------------------------------
                                                            (3,496)       120,592
----------------------------------------------------------------------------------

Decrease in cash during the period                         (11,195)       (12,830)
Cash at beginning of period                                123,455         64,587
----------------------------------------------------------------------------------
Cash at end of period                                     $112,260      $  51,757
==================================================================================


See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Financial Position
--------------------------------------------------------------------------------

As of March 31, 1999 and December 31, 1998
(Stated in Thousands of U.S. Dollars)

                                                          Mar. 31,          Dec. 31,
                                                            1999              1998
                                                                           (Restated)
-------------------------------------------------------------------------------------
Current assets
   Cash and short-term investments                      $  112,260        $  123,455
   Accounts and notes receivable                           303,697           335,424
   Inventories @                                           389,216           379,969
   Other current assets                                     83,052            81,679
-------------------------------------------------------------------------------------
       Total current assets                                888,225           920,527

Fixed assets                                               315,602           317,853
Goodwill and other intangibles                             780,872           774,820
Other assets                                                66,366            69,734
-------------------------------------------------------------------------------------
                                                        $2,051,065        $2,082,934
=====================================================================================

Current liabilities
   Notes payable to banks                               $   43,208        $   53,672
   Current portion of long-term debt                        47,662            51,665
   Accounts payable                                        158,333           158,708
   Accrued liabilities                                     156,138           194,682
   Customer advances                                        15,782            23,181
-------------------------------------------------------------------------------------
       Total current liabilities                           421,123           481,908

Long-term debt                                             574,022           544,771
Other liabilities                                          173,284           170,425
-------------------------------------------------------------------------------------
                                                         1,168,429         1,197,104
-------------------------------------------------------------------------------------

Shareholders' equity
   Common shares                                           547,515           557,574
   Contributed surplus                                       4,212             4,057
   Retained earnings                                       366,269           360,796
-------------------------------------------------------------------------------------
                                                           917,996           922,427
   Equity adjustment from foreign currency translation     (35,360)          (36,597)
-------------------------------------------------------------------------------------
       Total shareholders' equity                          882,636           885,830
-------------------------------------------------------------------------------------
                                                        $2,051,065        $2,082,934
=====================================================================================

@ Inventories consist of:
       Raw materials                                    $  113,011        $  111,994
       Work-in-process                                     109,662            99,402
       Finished goods                                      166,543           168,573
-------------------------------------------------------------------------------------
                                                        $  389,216        $  379,969
=====================================================================================


See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Retained Earnings
--------------------------------------------------------------------------------

For the Quarter Ended March 31, 1999 and the Year Ended December 31,1998 (Stated in Thousands of U.S. Dollars)


                                                       Mar. 31,         Dec. 31,
                                                         1999             1998
                                                                       (Restated)
---------------------------------------------------------------------------------
Balance at beginning of period                         $360,796         $326,305
Cumulative effect of accounting change                     --            (11,451)
Net income                                               13,987           99,688
Dividends                                                (3,615)         (14,614)
Buyback of common shares                                 (4,899)         (39,132)
---------------------------------------------------------------------------------
Balance at end of period                               $366,269         $360,796
=================================================================================


See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

1. New accounting guidelines issued in Canada adopt the asset and liability approach to accounting for income taxes. The company has elected to adopt this new standard effective January 1, 1999. The 1998 statements of financial position and retained earnings have been restated to reflect the retroactive application of the new rules. This restatement does not materially affect net income or net earnings per share as previously reported for 1998, therefore they have not been restated.

2.  Information about the company's operating segments is as follows:

                                                         Quarters Ended
                                                            March 31,
                                                   --------------------------
                                                      1999            1998
                                                      ----            ----
    Sales
       Flow Technology                              $227,969        $217,130
       Machinery                                      89,317          95,172
       Specialty Engineered Products                  86,520          75,718
       Test Instrumentation                           74,598          56,115
                                                    =========================
                                                    $478,404        $444,135
                                                    =========================

    Segment Profit
       Flow Technology                              $ 19,938        $ 17,023
       Machinery                                       4,115           8,510
       Specialty Engineered Products                   9,672           8,946
       Test Instrumentation                            5,402           4,183
                                                    =========================
                                                    $ 39,127        $ 38,662
                                                    =========================

    Reconciliation of Segment Profit
       to Net Income
       Segment profit                               $ 39,127        $ 38,662
       Corporate expenses                             (5,259)         (6,705)
       Interest - net                                 (9,295)         (7,899)
       Other expense                                  (2,014)           (950)
                                                    -------------------------
       Income before taxes                            22,559          23,108
       Income taxes                                   (8,572)         (8,781)
                                                    -------------------------
       Net income                                   $ 13,987        $ 14,327
                                                    =========================


UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

3. In the opinion of management, these financial statements reflect all adjustments necessary for the fair statement of results of the interim periods presented.

      Generally accepted accounting principles (GAAP) in Canada allow for the reduction of stated capital of outstanding common shares with a corresponding offset to retained earnings. This reclassification, which the company made in 1990, is not permitted by United States GAAP and would result in an increase in capital stock and a reduction in retained earnings of $128,093 at March 31, 1999 and December 31, 1998. Canadian GAAP also permits expenses related to the issuance of capital stock, net of income taxes, to be deducted from retained earnings while United States GAAP requires such expenses to be deducted from the proceeds of stock issuances credited to capital stock. This reclassification would reduce capital stock and increase retained earnings by $20,905 at March 31, 1999 and December 31, 1998.

      Under Canadian GAAP, the discount rate used for computing the benefit obligation and the service and interest cost components of the net periodic pension expense represents management's best estimate of the long-term rate of return on pension fund assets; whereas, under United States GAAP the discount rate reflects the rate at which pension benefits can be effectively settled at the date of the financial statements.

      United States GAAP requires accruing the cost of providing postretirement benefits other than pensions to employees and their beneficiaries (i.e. health care benefits) during the years that the employee renders the necessary service. The company records expense on a "pay-as-you-go" basis for benefits paid on behalf of retired employees.

      Canadian GAAP allows for the capitalization and subsequent amortization of start-up costs for new facilities and joint ventures. Effective January 1, 1999, United States GAAP requires the expensing of these costs as incurred as well as the expensing of any previously capitalized costs. As of January 1, 1999, United States GAAP would require the company to expense approximately $1 million, net of tax, of unamortized costs that had been capitalized in prior years.

      United States GAAP requires the dual presentation of basic and diluted earnings per share. Diluted earnings per share reflects the assumed exercise of dilutive securities such as the company's stock options.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

      The following table reflects the impact on net income, weighted average shares outstanding and net earnings per share of complying with United States GAAP as it pertains to the items noted above.


                                                         Quarters Ended
                                                            March 31,
                                                     -----------------------
                                                       1999            1998
                                                       -----           ----
      Net income:
          Canadian GAAP                              $13,987         $14,327
          United States GAAP                          12,503          13,731

      Weighted average shares
          outstanding (000's)
          Canadian GAAP                               40,331          41,027
             Less restricted stock outstanding          (184)           (193)
                                                     ------------------------
          United States GAAP - Basic                  40,147          40,834
             Effect of dilutive securities
                Restricted stock                         184             193
                Employee stock options                   120             356
                                                     ========================
          United States GAAP - Diluted                40,451          41,383
                                                     ========================

      Net earnings per share:
          Canadian GAAP                              $  0.35         $  0.35
                                                     ========================

          United States GAAP - Basic                 $  0.31         $  0.34
                                                     ========================

          United States GAAP - Diluted               $  0.31         $  0.33
                                                     ========================


      The application of United States GAAP discussed above would result in increases in other (non-current) liabilities of approximately $6,000 and common shares of approximately $107,000 and decreases in goodwill of approximately $2,000 and retained earnings of approximately $115,000 as of March 31, 1999.

      United States GAAP requires reporting on comprehensive income. Comprehensive income is defined as the change in equity of a company from transactions and other events from nonowner sources, such as foreign currency translation adjustments. For the three months ended March 31, 1999 and 1998, comprehensive income totaled $13,740 and $12,438, respectively.

4. The following is summarized condensed consolidating financial information segregating the parent and guarantor subsidiaries from nonguarantor subsidiaries. The guarantor subsidiaries are wholly owned subsidiaries of the company and guarantees are full, unconditional and joint and several. Separate financial statements and other disclosures of the guarantor subsidiaries are not presented because management believes these financial statements would not provide relevant material additional information to users.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------


                                                                      Quarter Ended March 31, 1999
                                       -------------------------------------------------------------------------------------
                                           United          United       United
                                          Dominion        Dominion     Dominion         Non-
RESULTS OF OPERATIONS                    Industries,      Holdings,   Industries,     Guarantor
                                          Limited           Inc.         Inc.       Subsidiaries  Eliminations  Consolidated
                                       -------------    -----------   -----------   ------------  ------------  ------------

Sales                                    $  3,979      $     --       $ 95,367       $ 384,084      $ (5,026)     $ 478,404

Costs and expenses
   Cost of sales                            3,216            --         67,527         271,020        (5,026)       336,737
   Selling, general and administrative
      expenses                                905            --         21,341          81,879                      104,125
   Goodwill and other intangibles
      amortization                             10            --            721           4,957                        5,688
                                         -----------------------------------------------------------------------------------

       Total costs and expenses             4,131            --         89,589         357,856        (5,026)       446,550
                                         -----------------------------------------------------------------------------------

Operating income                             (152)           --          5,778          26,228            --         31,854

Other income (expense)
   Equity in earnings of subsidiaries      16,196         6,243          5,128              --       (27,567)            --
   Interest - net                          (2,517)           --         (8,913)          2,135                       (9,295)
   Other                                       --            --          1,680             423        (2,103)            --
                                         -----------------------------------------------------------------------------------

Income before income taxes                 13,527         6,243          3,673          28,786       (29,670)        22,559

Income tax provision                          460            --            709         (10,582)          841         (8,572)
                                         -----------------------------------------------------------------------------------

Net income                               $ 13,987      $  6,243       $  4,382       $  18,204    $  (28,829)     $  13,987
                                         ===================================================================================


                                                                       Quarter Ended March 31, 1998
                                       -------------------------------------------------------------------------------------
                                           United          United        United
                                          Dominion        Dominion      Dominion         Non-
                                         Industries,      Holdings,    Industries,     Guarantor
                                          Limited           Inc.          Inc.      Subsidiaries  Eliminations  Consolidated
                                       -------------    -----------   ------------  ------------  ------------  ------------

Sales                                    $     --      $     --       $ 88,728       $ 357,992      $ (2,585)     $ 444,135

Costs and expenses
   Cost of sales                               --            --         63,499         253,349        (2,585)       314,263
   Selling, general and administrative
      expenses                                273            --         21,723          71,428            --         93,424
   Goodwill and other intangibles
      amortization                             --            --            671           4,270            --          4,941
                                         -----------------------------------------------------------------------------------

       Total costs and expenses               273            --         85,893         329,047        (2,585)       412,628
                                         -----------------------------------------------------------------------------------

Operating income                             (273)           --          2,835          28,945            --         31,507

Other income (expense)
   Equity in earnings of subsidiaries      16,368         5,760          6,668              --       (28,796)            --
   Interest - net                          (1,790)           --         (8,647)          2,538            --         (7,899)
   Other                                       --            --            628              33        (1,161)          (500)
                                         -----------------------------------------------------------------------------------

Income before income taxes                 14,305         5,760          1,484          31,516       (29,957)        23,108

Income tax provision                           22            --          1,558         (10,825)          464         (8,781)
                                         -----------------------------------------------------------------------------------

Net income                               $ 14,327      $  5,760       $  3,042       $  20,691      $(29,493)     $  14,327
                                         ===================================================================================



UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

                                                                    Three Months Ended March 31, 1999
                                        -------------------------------------------------------------------------------------
                                           United        United         United
                                          Dominion      Dominion       Dominion          Non-
CASH FLOWS                               Industries,    Holdings,     Industries,     Guarantor
                                          Limited          Inc.           Inc.       Subsidiaries  Eliminations  Consolidated
                                        ------------    ----------   ------------    ------------  ------------  ------------

Net cash provided by (used in)
  operating activities                  $      564      $    --         $  24,252    $ (11,512)      $   --       $  13,304
                                        -------------------------------------------------------------------------------------

Net cash provided from (used by)
  investing activities
    Additions to fixed assets                  (75)          --            (2,982)      (6,515)          --          (9,572)
    Acquisition of businesses                    -           --           (10,256)      (1,796)          --         (12,052)
    Other, net                                   -           --                --          621           --             621
                                        -------------------------------------------------------------------------------------

                                               (75)          --           (13,238)      (7,690)          --         (21,003)
                                        -------------------------------------------------------------------------------------

Net cash provided from (used by)
  financing activities
    Additional borrowings (repayments)     (15,845)          --            35,754       (3,488)          --          16,421
    Issuance of common shares                  175           --                --           --           --             175
    Repurchase of common shares            (16,477)          --                --           --           --         (16,477)
    Increase (decrease) in net payable
      to affiliates                          5,190           --           (41,157)      35,967           --              --
    Dividends (to) from affiliates          34,300           --                --      (34,300)          --              --
    Other, net                              (3,615)          --                --           --           --          (3,615)
                                        -------------------------------------------------------------------------------------

                                             3,728           --            (5,403)      (1,821)          --          (3,496)
                                        -------------------------------------------------------------------------------------

Net increase (decrease) in cash during
  the period                                 4,217           --             5,611      (21,023)          --         (11,195)
Cash at beginning of period                    107           97            12,958      110,293                      123,455
                                        -------------------------------------------------------------------------------------

Cash at end of period                   $    4,324      $    97         $  18,569    $  89,270       $   --       $ 112,260
                                        =====================================================================================

                                                                    Three Months Ended March 31, 1998
                                        -------------------------------------------------------------------------------------
                                           United        United         United
                                          Dominion      Dominion       Dominion          Non-
                                         Industries,    Holdings,     Industries,     Guarantor
                                          Limited          Inc.           Inc.       Subsidiaries  Eliminations  Consolidated
                                        ------------    ----------   ------------    ------------  ------------  ------------

Net cash used in operating activities   $     (341)     $    --         $ (22,414)   $  (2,833)      $   --       $ (25,588)
                                        -------------------------------------------------------------------------------------

Net cash provided from (used by)
  investing activities
    Additions to fixed assets                   --           --            (7,613)      (8,093)          --         (15,706)
    Acquisition of businesses              (53,641)          --            (9,931)     (37,206)          --        (100,778)
    Net proceeds from disposal of
      businesses                                --           --             6,057        4,074           --          10,131
    Other, net                                  --           --                18       (1,499)          --          (1,481)
                                        -------------------------------------------------------------------------------------

                                           (53,641)          --           (11,469)     (42,724)          --        (107,834)
                                        -------------------------------------------------------------------------------------

Net cash provided from (used by)
  financing activities
    Additional borrowings (repayments)     129,904           --            67,500        1,195           --         198,599
    Issuance of common shares                4,296           --                --           --           --           4,296
    Repurchase of common shares            (78,658)          --                --           --           --         (78,658)
    Increase (decrease) in net payable
      to affiliates                        (19,420)          --           (36,008)      55,428           --              --
    Dividends (to) from affiliates          40,900           --                --      (40,900)          --              --
    Contribution of capital (to) from
      affiliates                           (20,655)          --                --       20,655           --              --
    Other, net                              (3,645)          --                --           --           --          (3,645)
                                        -------------------------------------------------------------------------------------

                                            52,722           --            31,492       36,378           --         120,592
                                        -------------------------------------------------------------------------------------

Net decrease in cash during the period      (1,260)          --            (2,391)      (9,179)          --         (12,830)
Cash at beginning of period                   (342)          97            14,879       49,953                       64,587
                                        -------------------------------------------------------------------------------------

Cash at end of period                   $   (1,602)     $    97         $  12,488    $  40,774       $   --       $  51,757
                                        =====================================================================================


UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------


                                                                           March 31, 1999
                                     ---------------------------------------------------------------------------------------
                                          United        United        United
                                         Dominion      Dominion      Dominion         Non-
FINANCIAL POSITION                      Industries,    Holdings,    Industries,    Guarantor
                                         Limited         Inc.          Inc.      Subsidiaries    Eliminations   Consolidated
                                     --------------   ----------   ------------  ------------    ------------   ------------
ASSETS
Inventories                           $     2,050     $      --    $   51,169    $   324,687     $    11,310     $  389,216
Other current assets                       19,835            97        86,375        441,762         (49,060)       499,009
                                      --------------------------------------------------------------------------------------

         Total current assets              21,885            97       137,544        766,449         (37,750)       888,225

Fixed assets - net                            966            --       106,373        208,263              --        315,602
Goodwill and other intangibles                753            --       126,721        653,398              --        780,872
Intercompany notes receivable                  --            --       117,796        342,702        (460,498)            --
Other assets                            1,065,962       329,770     1,222,545        437,275      (2,989,186)        66,366
                                      --------------------------------------------------------------------------------------

                                      $ 1,089,566     $ 329,867    $1,710,979    $ 2,408,087     $(3,487,434)    $2,051,065
                                      ======================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                   $     6,243     $   1,415    $  151,068    $   305,698     $   (43,301)    $  421,123
Long-term debt                            184,829            --       353,423         35,770              --        574,022
Intercompany notes payable                     --            --       342,702        117,796        (460,498)            --
Other liabilities                          15,858            --       556,771         55,336        (454,681)       173,284
                                      --------------------------------------------------------------------------------------

                                          206,930         1,415     1,403,964        514,600        (958,480)     1,168,429
                                      --------------------------------------------------------------------------------------

Total shareholders' equity                882,636       328,452       307,015      1,893,487      (2,528,954)       882,636
                                      --------------------------------------------------------------------------------------

                                      $ 1,089,566     $ 329,867    $1,710,979    $ 2,408,087     $(3,487,434)    $2,051,065
                                      ======================================================================================


                                                                            December 31, 1998
                                     ---------------------------------------------------------------------------------------
                                          United        United        United
                                         Dominion      Dominion      Dominion         Non-
                                        Industries,    Holdings,    Industries,    Guarantor
                                         Limited         Inc.          Inc.      Subsidiaries    Eliminations   Consolidated
                                     --------------   ----------   ------------  ------------    ------------   ------------
ASSETS
Inventories                           $     1,539     $      --    $   51,624    $   313,985     $    12,821     $  379,969
Other current assets                       18,874            97        84,588        491,949         (54,950)       540,558
                                      --------------------------------------------------------------------------------------

         Total current assets              20,413            97       136,212        805,934         (42,129)       920,527

Fixed assets - net                            930            --       106,693        210,230              --        317,853
Goodwill and other intangibles                747            --       121,037        653,036              --        774,820
Intercompany notes receivable                  --            --       117,958        336,560        (454,518)            --
Other assets                            1,074,143       312,369     1,197,181        507,838      (3,021,797)        69,734
                                      --------------------------------------------------------------------------------------

                                      $ 1,096,233     $ 312,466    $1,679,081    $ 2,513,598     $(3,518,444)    $2,082,934
                                      ======================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                   $     8,090     $   1,538    $  139,932    $   381,534     $   (49,186)    $  481,908
Long-term debt                            198,780            --       313,544         32,447              --        544,771
Intercompany notes payable                     --            --       336,560        117,958        (454,518)            --
Other liabilities                           3,533            --       572,750        106,141        (511,999)       170,425
                                      --------------------------------------------------------------------------------------

                                          210,403         1,538     1,362,786        638,080      (1,015,703)     1,197,104
                                      --------------------------------------------------------------------------------------

Total shareholders' equity                885,830       310,928       316,295      1,875,518      (2,502,741)       885,830
                                      --------------------------------------------------------------------------------------

                                      $ 1,096,233     $ 312,466    $1,679,081    $ 2,513,598     $(3,518,444)    $2,082,934
                                      ======================================================================================


UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Income
--------------------------------------------------------------------------------

For the Quarters and Six Months Ended June 30, 1999 and 1998
(Stated in Thousands of U.S. Dollars)

                                                           Quarters Ended                Six Months Ended
--------------------------------------------------------------------------------------------------------------
                                                       June 30,       June 30,        June 30,       June 30,
                                                         1999           1998            1999           1998
--------------------------------------------------------------------------------------------------------------
Sales                                                 $ 549,272      $ 523,692      $ 1,027,676      $ 967,827
--------------------------------------------------------------------------------------------------------------

Costs and expenses
     Cost of sales                                      382,754        362,363          719,491        676,626
     Selling, general and administrative expenses       105,981        107,254          210,106        200,678
     Goodwill and other intangibles amortization          5,749          5,192           11,437         10,133
     Restructuring charges                                1,362             --            1,362             --
--------------------------------------------------------------------------------------------------------------
         Total costs and expenses                       495,846        474,809          942,396        887,437
--------------------------------------------------------------------------------------------------------------

Operating income                                         53,426         48,883           85,280         80,390
Other income (expense)
     Interest -- net                                     (9,317)        (8,997)         (18,612)       (16,896)
     Other                                                   --          3,148               --          2,648
--------------------------------------------------------------------------------------------------------------
Income before income taxes                               44,109         43,034           66,668         66,142
Income tax provision                                    (16,761)       (16,426)         (25,334)       (25,207)
--------------------------------------------------------------------------------------------------------------
Net income                                            $  27,348      $  26,608      $    41,334      $  40,935
==============================================================================================================

Earnings per common share                             $    0.69      $    0.65      $      1.03      $    1.00
==============================================================================================================

Average common shares outstanding (thousands)            39,753         40,698           40,041         40,845
==============================================================================================================


See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1999 and 1998
(Stated in Thousands of U.S. Dollars)

                                                           1999           1998
---------------------------------------------------------------------------------
Cash provided from (used by) operating activities
     Net income                                          $  41,334      $  40,935
     Add (deduct) items not affecting cash
        Depreciation                                        23,504         19,865
        Amortization                                        12,956         10,753
        Deferred income taxes                               (2,457)            43
        Other                                                  760            398
     Net increase in working capital other than cash       (56,649)       (50,070)
     Asset securitization                                   (2,900)        (5,000)
---------------------------------------------------------------------------------
                                                            16,548         16,924
---------------------------------------------------------------------------------

Cash provided from (used by) investing activities
     Additions to fixed assets                             (26,525)       (26,324)
     Acquisition of businesses                             (14,162)      (140,119)
     Net proceeds from disposal of businesses                   --          7,508
     Proceeds from (investments in) other assets            (4,318)        10,067
     Other                                                    (241)        (1,708)
---------------------------------------------------------------------------------
                                                           (45,246)      (150,576)
---------------------------------------------------------------------------------

Cash provided from (used by) financing activities
     Net additional borrowings                              42,278        229,923
     Issuance of common stock                                1,473          6,722
     Repurchase of common stock                            (24,955)       (78,799)
     Dividends                                              (7,210)        (7,298)
---------------------------------------------------------------------------------
                                                            11,586        150,548
---------------------------------------------------------------------------------
Increase (decrease) in cash during the period              (17,112)        16,896
Cash at beginning of period                                123,455         64,587
---------------------------------------------------------------------------------
Cash at end of period                                    $ 106,343      $  81,483
=================================================================================

See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Financial Position
--------------------------------------------------------------------------------
As of June 30, 1999 and December 31, 1998
(Stated in Thousands of U.S. Dollars)

                                                               June 30,        Dec. 31,
                                                                 1999            1998
                                                                              (Restated)
-----------------------------------------------------------------------------------------
Current assets
     Cash and short-term investments                         $   106,343      $   123,455
     Accounts and notes receivable                               336,915          335,424
     Inventories @                                               376,715          379,969
     Other current assets                                         87,423           81,679
-----------------------------------------------------------------------------------------
         Total current assets                                    907,396          920,527

Fixed assets                                                     316,480          317,853
Goodwill and other intangibles                                   777,909          774,820
Other assets                                                      73,783           69,734
-----------------------------------------------------------------------------------------
                                                             $ 2,075,568      $ 2,082,934
=========================================================================================

Current liabilities
     Notes payable to banks                                  $    74,669      $    53,672
     Current portion of long-term debt                            47,454           51,665
     Accounts payable                                            152,962          158,708
     Accrued liabilities                                         153,429          194,682
     Customer advances                                             9,221           23,181
-----------------------------------------------------------------------------------------
         Total current liabilities                               437,735          481,908

Long-term debt                                                   569,413          544,771
Other liabilities                                                172,553          170,425
-----------------------------------------------------------------------------------------
                                                               1,179,701        1,197,104
-----------------------------------------------------------------------------------------

Shareholders' equity
     Common shares                                               544,338          557,574
     Contributed surplus                                           4,255            4,057
     Retained earnings                                           386,352          360,796
-----------------------------------------------------------------------------------------
                                                                 934,945          922,427
     Equity adjustment from foreign currency translation         (39,078)         (36,597)
-----------------------------------------------------------------------------------------
         Total shareholders' equity                              895,867          885,830
-----------------------------------------------------------------------------------------
                                                             $ 2,075,568      $ 2,082,934
=========================================================================================

@ Inventories consist of:
         Raw materials                                       $   116,903      $   111,994
         Work-in-process                                         107,238           99,402
         Finished goods                                          152,574          168,573
-----------------------------------------------------------------------------------------
                                                             $   376,715      $   379,969
=========================================================================================

See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Retained Earnings
-------------------------------------------------------------------------------

For the Six Months Ended June 30, 1999 and the Year Ended December 31, 1998 (Stated in Thousands of U.S. Dollars)

                                            June 30,       Dec. 31,
                                              1999           1998
                                                          (Restated)
-------------------------------------------------------------------
Balance at beginning of period             $ 360,796      $ 326,305
Cumulative effect of accounting change            --        (11,451)
Net income                                    41,334         99,688
Dividends                                     (7,210)       (14,614)
Buyback of common shares                      (8,568)       (39,132)
-------------------------------------------------------------------
Balance at end of period                   $ 386,352      $ 360,796
===================================================================

See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

1. New accounting guidelines issued in Canada adopt the asset and liability approach to accounting for income taxes. The company has elected to adopt this new standard effective January 1, 1999. The 1998 statements of financial position and retained earnings have been restated to reflect the retroactive application of the new rules. This restatement does not materially affect net income or net earnings per share as previously reported for 1998, therefore they have not been restated.

2.   Information about the company's operating segments is as follows:

                                           Quarters Ended                Six Months Ended
                                              June 30,                        June 30,
                                     --------------------------      --------------------------
                                       1999             1998             1999           1998
                                     ---------      -----------      -----------      ---------
Sales
   Flow Technology                   $ 229,433      $   232,513      $   457,402      $ 449,644
   Machinery                           152,798          146,122          242,115        241,294
   Specialty Engineered Products        87,470           75,877          173,990        151,595
   Test Instrumentation                 79,571           69,180          154,169        125,294
                                     ---------      -----------      -----------      ---------
                                     $ 549,272      $   523,692      $ 1,027,676      $ 967,827
                                     =========      ===========      ===========      =========

Segment Profit
   Flow Technology                   $  21,427      $    20,454      $    41,365      $  37,476
   Machinery                            23,630           22,146           27,745         30,656
   Specialty Engineered Products         9,695            8,709           19,367         17,654
   Test Instrumentation                  6,185            6,579           11,587         10,763
                                     ---------      -----------      -----------      ---------
                                     $  60,937      $    57,888      $   100,064      $  96,549
                                     =========      ===========      ===========      =========

Reconciliation of Segment Profit
   to Net Income
        Segment profit               $  60,937      $    57,888      $   100,064      $  96,549
        Corporate expenses              (6,016)          (7,480)         (11,275)       (14,185)
        Interest - net                  (9,317)          (8,997)         (18,612)       (16,896)
        Other income (expense)          (1,495)           1,623           (3,509)           674
                                     ---------      -----------      -----------      ---------
        Income before taxes             44,109           43,034           66,668         66,142
        Income taxes                   (16,761)         (16,426)         (25,334)       (25,207)
                                     ---------      -----------      -----------      ---------
        Net income                   $  27,348      $    26,608      $    41,334      $  40,935
                                     =========      ===========      ===========      =========

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

3. In the opinion of management, these financial statements reflect all adjustments necessary for the fair statement of results of the interim periods presented. Certain prior year amounts have been reclassified to conform with current year presentation.

     Generally accepted accounting principles (GAAP) in Canada allow for the reduction of stated capital of outstanding common shares with a corresponding offset to retained earnings. This reclassification, which the company made in 1990, is not permitted by United States GAAP and would result in an increase in capital stock and a reduction in retained earnings of $128,093 at June 30, 1999 and December 31, 1998. Canadian GAAP also permits expenses related to the issuance of capital stock, net of income taxes, to be deducted from retained earnings while United States GAAP requires such expenses to be deducted from the proceeds of stock issuances credited to capital stock. This reclassification would reduce capital stock and increase retained earnings by $20,905 at June 30, 1999 and December 31, 1998.

     Under Canadian GAAP, the discount rate used for computing the benefit obligation and the service and interest cost components of the net periodic pension expense represents management's best estimate of the long-term rate of return on pension fund assets; whereas, under United States GAAP the discount rate reflects the rate at which pension benefits can be effectively settled at the date of the financial statements.

     United States GAAP requires accruing the cost of providing postretirement benefits other than pensions to employees and their beneficiaries (i.e. health care benefits) during the years that the employee renders the necessary service. The company records expense on a "pay-as-you-go" basis for benefits paid on behalf of retired employees.

     Canadian GAAP allows for the capitalization and subsequent amortization of start-up costs for new facilities and joint ventures. Effective January 1, 1999, United States GAAP requires the expensing of these costs as incurred as well as the expensing of any previously capitalized costs. As of January 1, 1999, United States GAAP would require the company to expense approximately $1 million, net of tax, of unamortized costs that had been capitalized in prior years.

     United States GAAP requires the dual presentation of basic and diluted earnings per share. Diluted earnings per share reflects the assumed exercise of dilutive securities such as the company's stock options.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------


     The following table reflects the impact on net income, weighted average shares outstanding and net earnings per share of complying with United States GAAP as it pertains to the items noted above.

                                                     Quarters Ended             Six Months Ended
                                                        June 30,                    June 30,
                                                 ----------------------      ----------------------
                                                   1999          1998          1999          1998
                                                 --------      --------      --------      --------
     Net income:
        Canadian GAAP                            $ 27,348      $ 26,608      $ 41,334      $ 40,935
        United States GAAP                         26,867        26,022        39,370        39,753

     Weighted average shares
        outstanding (000's)
        Canadian GAAP                              39,753        40,698        40,041        40,845
           Less restricted stock outstanding         (173)         (118)         (179)         (156)
                                                 --------      --------      --------      --------
        United States GAAP - Basic                 39,580        40,580        39,862        40,689
           Effect of dilutive securities
              Restricted stock                        173           118           179           156
              Employee stock options                  260           450           192           403
                                                 --------      --------      --------      --------
        United States GAAP - Diluted               40,013        41,148        40,233        41,248
                                                 ========      ========      ========      ========
     Net earnings per share:
        Canadian GAAP                            $   0.69      $   0.65      $   1.03      $   1.00
                                                 ========      ========      ========      ========
        United States GAAP - Basic               $   0.68      $   0.64      $   0.99      $   0.98
                                                 ========      ========      ========      ========
        United States GAAP - Diluted             $   0.67      $   0.63      $   0.98      $   0.96
                                                 ========      ========      ========      ========

     The application of United States GAAP discussed above would result in increases in other (non-current) liabilities of approximately $6,000 and common shares of approximately $107,000 and decreases in goodwill of approximately $2,000 and retained earnings of approximately $115,000 as of June 30, 1999.

     United States GAAP requires reporting on comprehensive income. Comprehensive income is defined as the change in equity of a company from transactions and other events from nonowner sources, such as foreign currency translation adjustments. For the three and six months ended June 30, 1999, comprehensive income totaled $24,562 and $37,832, respectively. For the three and six months ended June 30, 1998, comprehensive income totaled $25,005 and $37,443, respectively.

4. The following is summarized condensed consolidating financial information segregating the parent and guarantor subsidiaries from nonguarantor subsidiaries. The guarantor subsidiaries are wholly owned subsidiaries of the company and guarantees are full, unconditional and joint and several. Separate financial statements and other disclosures of the guarantor subsidiaries are not presented because management believes these financial statements would not provide relevant material additional information to users.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

                                                                       Quarter Ended June 30, 1999
                                             -----------------------------------------------------------------------------------
                                               United        United       United
                                              Dominion      Dominion     Dominion         Non-
                                             Industries    Holdings,    Industries,    Guarantor
                                               Limited        Inc.         Inc.      Subsidiaries   Eliminations   Consolidated
                                             -----------------------------------------------------------------------------------
RESULTS OF OPERATIONS

Sales                                        $     4,835    $     --   $   104,135    $   446,484    $    (6,182)   $   549,272

Costs and expenses
    Cost of sales                                  3,863          --        72,548        312,525         (6,182)       382,754
    Selling, general and administrative
        expenses                                     939          --        25,377         79,665             --        105,981
    Goodwill and other intangibles
        amortization                                  13          --           810          4,926             --          5,749
    Restructuring charges                             --          --            --          1,362             --          1,362
                                             -----------------------------------------------------------------------------------
        Total costs and expenses                   4,815          --        98,735        398,478         (6,182)       495,846
                                             -----------------------------------------------------------------------------------
Operating income                                      20          --         5,400         48,006             --         53,426

Other income (expense)
    Equity in earnings of subsidiaries            28,791      19,038        19,618             --        (67,447)            --
    Interest - net                                (2,298)         --       (13,297)         6,278             --         (9,317)
    Other                                             --          --         1,070              2         (1,072)            --
                                             -----------------------------------------------------------------------------------
Income before income taxes                        26,513      19,038        12,791         54,286        (68,519)        44,109

Income tax provision                                 834          --         3,738        (21,762)           429        (16,761)
                                             -----------------------------------------------------------------------------------
Net income                                   $    27,347    $ 19,038   $    16,529    $    32,524    $   (68,090)   $    27,348
                                             ===================================================================================


                                                                       Quarter Ended June 30, 1998
                                            ---------------------------------------------------------------------------------
                                               United        United       United
                                              Dominion      Dominion     Dominion         Non-
                                             Industries    Holdings,    Industries,    Guarantor
                                               Limited        Inc.         Inc.      Subsidiaries   Eliminations   Consolidated
                                             -----------------------------------------------------------------------------------
Sales                                        $        --    $     --   $    93,952    $   431,765    $    (2,025)   $   523,692
Costs and expenses
    Cost of sales                                     --          --        66,408        297,980         (2,025)       362,363
    Selling, general and administrative
        expenses                                     218          --        27,179         79,857             --        107,254
    Goodwill and other intangibles
         amortization                                 --          --           738          4,454             --          5,192
                                             -----------------------------------------------------------------------------------
        Total costs and expenses                     218          --        94,325        382,291         (2,025)       474,809
                                             -----------------------------------------------------------------------------------
Operating income                                    (218)         --          (373)        49,474             --         48,883

Other income (expense)
    Equity in earnings of subsidiaries            28,012      18,046        16,955             --        (63,013)            --
    Interest - net                                (2,220)         --        (9,114)         2,337             --         (8,997)
    Other                                             --          --         4,940            230         (2,022)         3,148
                                             -----------------------------------------------------------------------------------
Income before income taxes                        25,574      18,046        12,408         52,041        (65,035)        43,034

Income tax provision                               1,034          --           981        (19,270)           829        (16,426)
                                             -----------------------------------------------------------------------------------
 Net income                                  $    26,608    $ 18,046   $    13,389    $    32,771    $   (64,206)   $    26,608
                                             ===================================================================================

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------


                                                                     Six Months Ended June 30, 1999
                                             -----------------------------------------------------------------------------------
                                               United        United       United
                                              Dominion      Dominion     Dominion         Non-
                                             Industries    Holdings,    Industries,    Guarantor
                                               Limited        Inc.         Inc.      Subsidiaries   Eliminations   Consolidated
                                             -----------------------------------------------------------------------------------
Sales                                        $     8,814    $     --   $   199,502    $   830,568      $ (11,208)   $ 1,027,676

Costs and expenses

    Cost of sales                                  7,079          --       140,075        583,545        (11,208)       719,491
    Selling, general and administrative
         expenses                                  1,844          --        46,718        161,544                       210,106
    Goodwill and other intangibles
        amortization                                  23          --         1,531          9,883                        11,437
    Restructuring charges                             --          --            --          1,362                         1,362
                                             -----------------------------------------------------------------------------------
        Total costs and expenses                   8,946          --       188,324        756,334        (11,208)       942,396
                                             -----------------------------------------------------------------------------------
Operating income                                    (132)         --        11,178         74,234             --         85,280

Other income (expense)
    Equity in earnings of subsidiaries            44,987      25,281        24,746             --        (95,014)            --
    Interest - net                                (4,815)         --       (22,210)         8,413                       (18,612)
    Other                                             --          --         2,750            425         (3,175)            --
                                             -----------------------------------------------------------------------------------
Income before income taxes                        40,040      25,281        16,464         83,072        (98,189)        66,668

Income tax provision                               1,294          --         4,447        (32,345)         1,270        (25,334)
                                             -----------------------------------------------------------------------------------
Net income                                   $    41,334    $ 25,281   $    20,911    $    50,727    $   (96,919)   $    41,334
                                             ===================================================================================


                                                                     Six Months Ended June 30, 1998
                                            ---------------------------------------------------------------------------------
                                               United        United       United
                                              Dominion      Dominion     Dominion         Non-
                                             Industries    Holdings,    Industries,    Guarantor
                                               Limited        Inc.         Inc.      Subsidiaries   Eliminations   Consolidated
                                             -----------------------------------------------------------------------------------
Sales                                        $        --    $     --   $   182,680    $   789,757    $    (4,610)   $   967,827

Costs and expenses

    Cost of sales                                     --          --       129,907        551,329         (4,610)       676,626
    Selling, general and administrative
        expenses                                     491          --        48,902        151,285             --        200,678
    Goodwill and other intangibles
        amortization                                  --          --         1,409          8,724             --         10,133
                                             -----------------------------------------------------------------------------------
        Total costs and expenses                     491          --       180,218        711,338         (4,610)       887,437
                                             -----------------------------------------------------------------------------------
Operating income                                    (491)         --         2,462         78,419             --         80,390

Other income (expense)
    Equity in earnings of subsidiaries            44,380      23,806        23,623             --        (91,809)            --
    Interest - net                                (4,010)         --       (17,761)         4,875             --        (16,896)
    Other                                             --          --         5,568            263         (3,183)         2,648
                                             -----------------------------------------------------------------------------------
Income before income taxes                        39,879      23,806        13,892         83,557        (94,992)        66,142

Income tax provision                               1,056          --         2,539        (30,095)         1,293        (25,207)
                                             -----------------------------------------------------------------------------------
 Net income                                  $    40,935    $ 23,806   $    16,431    $    53,462    $   (93,699)   $    40,935
                                             ===================================================================================

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

                                                                       Six Months Ended June 30, 1999
                                             -----------------------------------------------------------------------------------
                                               United        United       United
                                              Dominion      Dominion     Dominion         Non-
                                             Industries    Holdings,    Industries,    Guarantor
                                               Limited        Inc.         Inc.      Subsidiaries   Eliminations   Consolidated
                                             -----------------------------------------------------------------------------------
Net cash provided by (used in) operating
    activities                               $    (2,628)   $     --   $    (7,827)   $    27,003    $        --    $    16,548
                                             -----------------------------------------------------------------------------------
Net cash provided from (used by) investing
    activities
    Additions to fixed assets                       (162)         --        (6,918)       (19,445)            --        (26,525)
    Acquisition of businesses                         --          --       (12,366)        (1,796)            --        (14,162)
    Other, net                                        18          --        (1,747)        (2,830)            --         (4,559)
                                             -----------------------------------------------------------------------------------
                                                    (144)         --       (21,031)       (24,071)            --        (45,246)
                                             -----------------------------------------------------------------------------------
Net cash provided from (used by) financing
    activities
    Additional borrowings (repayments)           (18,546)         --        67,619         (6,795)            --         42,278
    Issuance of common shares                      1,473          --            --             --             --          1,473
    Repurchase of common shares                  (24,955)         --            --             --             --        (24,955)
    Increase (decrease) in net payable to
        affiliates                                 5,475          --       (38,924)        33,449             --             --
    Dividends (to) from affiliates                45,782          --            --        (45,782)            --             --
    Other, net                                    (7,210)         --            --             --             --         (7,210)
                                             -----------------------------------------------------------------------------------
                                                   2,019          --        28,695        (19,128)            --         11,586
                                             -----------------------------------------------------------------------------------
Net increase (decrease) in cash during
    the period                                      (753)         --          (163)       (16,196)            --        (17,112)
Cash at beginning of period                          107          97        12,958        110,293             --        123,455
                                             -----------------------------------------------------------------------------------
Cash at end of period                        $      (646)   $     97   $    12,795    $    94,097    $        --    $   106,343
                                             ===================================================================================


                                                                        Six Months Ended June 30, 1998
                                            ---------------------------------------------------------------------------------
                                               United        United       United
                                              Dominion      Dominion     Dominion         Non-
                                             Industries    Holdings,    Industries,    Guarantor
                                               Limited        Inc.         Inc.      Subsidiaries   Eliminations   Consolidated
                                             -----------------------------------------------------------------------------------
Net cash provided by (used in) operating
    activities                               $    (1,969)   $     --   $    (9,659)   $    28,552    $        --    $    16,924
                                             -----------------------------------------------------------------------------------
Net cash provided from (used by) investing
    activities
    Additions to fixed assets                         --          --       (11,261)       (15,063)            --        (26,324)
    Acquisition of businesses                    (53,661)         --       (49,252)       (37,206)            --       (140,119)
    Net proceeds from disposal of businesses          --          --         3,434          4,074             --          7,508
    Other, net                                        --          --        10,190         (1,831)            --          8,359
                                             -----------------------------------------------------------------------------------
                                                 (53,661)         --       (46,889)       (50,026)            --       (150,576)
                                                 ------------------------------------------------------------------------------
Net cash provided from (used by) financing
    activities
    Additional borrowings (repayments)           136,149          --        99,123         (5,349)            --        229,923
    Issuance of common shares                      6,722          --            --             --             --          6,722
    Repurchase of common shares                  (78,799)         --            --             --             --        (78,799)
    Increase (decrease) in net payable to
    affiliates                                   (20,169)         --       (41,827)        61,996             --             --
    Dividends (to) from affiliates                40,900          --            --        (40,900)            --             --
    Contribution of capital (to) from
        affiliates                               (20,655)         --            --         20,655             --             --
    Other, net                                    (7,298)         --            --             --             --         (7,298)
                                             -----------------------------------------------------------------------------------
                                                  56,850          --        57,296         36,402             --        150,548
                                             -----------------------------------------------------------------------------------
Net increase (decrease) in cash during the
    period                                         1,220          --           748         14,928             --         16,896
Cash at beginning of period                         (342)         97        14,879         49,953             --         64,587
                                             -----------------------------------------------------------------------------------
Cash at end of period                        $       878    $     97   $    15,627    $    64,881    $        --    $    81,483
                                             ===================================================================================

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

                                                                              June 30, 1999
                                             -----------------------------------------------------------------------------------
                                               United        United       United
                                              Dominion      Dominion     Dominion         Non-
                                             Industries    Holdings,    Industries,    Guarantor
                                               Limited        Inc.         Inc.      Subsidiaries   Eliminations   Consolidated
                                             -----------------------------------------------------------------------------------
FINANCIAL POSITION

ASSETS
Inventories                                  $     2,793    $     --   $    49,958    $   312,654    $    11,310    $   376,715
Other current assets                              18,902          97       101,144        458,583        (48,045)       530,681
                                             -----------------------------------------------------------------------------------
         Total current assets                     21,695          97       151,102        771,237        (36,735)       907,396

Fixed assets - net                                   996          --       106,826        208,658             --        316,480
Goodwill and other intangibles                       758          --       126,245        650,906             --        777,909
Intercompany notes receivable                         --          --       116,008        350,364       (466,372)            --
Other assets                                   1,075,501     345,177     1,251,892        436,772     (3,035,559)        73,783
                                             -----------------------------------------------------------------------------------
                                              $ 1,098,950  $ 345,274   $ 1,752,073    $ 2,417,937   $ (3,538,666)   $ 2,075,568
                                             ===================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                          $     6,193    $  1,416   $   168,263    $   304,149    $   (42,286)   $   437,735
Long-term debt                                   185,634          --       351,501         32,278             --        569,413
Intercompany notes payable                            --          --       350,364        116,008       (466,372)            --
Other liabilities                                 11,256          --       549,519         49,634       (437,856)       172,553
                                             -----------------------------------------------------------------------------------
                                                 203,083       1,416     1,419,647        502,069       (946,514)     1,179,701
                                             -----------------------------------------------------------------------------------
Total shareholders' equity                       895,867     343,858       332,426      1,915,868     (2,592,152)       895,867
                                             -----------------------------------------------------------------------------------
                                             $ 1,098,950    $345,274   $ 1,752,073    $ 2,417,937    $(3,538,666)   $ 2,075,568
                                             ===================================================================================


                                                                             December 31, 1998
                                            ---------------------------------------------------------------------------------
                                               United        United       United
                                              Dominion      Dominion     Dominion         Non-
                                             Industries    Holdings,    Industries,    Guarantor
                                               Limited        Inc.         Inc.      Subsidiaries   Eliminations   Consolidated
                                             -----------------------------------------------------------------------------------
ASSETS
Inventories                                  $     1,539    $     --   $    51,624    $   313,985    $    12,821    $   379,969
Other current assets                              18,874          97        84,588        491,949        (54,950)       540,558
                                             -----------------------------------------------------------------------------------
         Total current assets                     20,413          97       136,212        805,934        (42,129)       920,527

Fixed assets - net                                   930          --       106,693        210,230             --        317,853
Goodwill and other intangibles                       747          --       121,037        653,036             --        774,820
Intercompany notes receivable                         --          --       117,958        336,560       (454,518)            --
Other assets                                   1,074,143     312,369     1,197,181        507,838     (3,021,797)        69,734
                                             -----------------------------------------------------------------------------------
                                             $ 1,096,233    $312,466   $ 1,679,081    $ 2,513,598    $(3,518,444)   $ 2,082,934
                                             ===================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                          $     8,090    $  1,538   $   139,932    $   381,534    $   (49,186)   $   481,908
Long-term debt                                   198,780          --       313,544         32,447             --        544,771
Intercompany notes payable                            --          --       336,560        117,958       (454,518)            --
Other liabilities                                  3,533          --       572,750        106,141       (511,999)       170,425
                                             -----------------------------------------------------------------------------------
                                                 210,403       1,538     1,362,786        638,080     (1,015,703)     1,197,104
                                             -----------------------------------------------------------------------------------
Total shareholders' equity                       885,830     310,928       316,295      1,875,518     (2,502,741)       885,830
                                             -----------------------------------------------------------------------------------
                                             $ 1,096,233    $312,466   $ 1,679,081    $ 2,513,598    $(3,518,444)   $ 2,082,934
                                             ===================================================================================

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Income
--------------------------------------------------------------------------------

For the Quarters and Nine Months Ended September 30, 1999 and 1998 (Stated in Thousands of U.S. Dollars)

                                                        Quarters Ended            Nine Months Ended
--------------------------------------------------------------------------------------------------------
                                                     Sept. 30,    Sept. 30,     Sept. 30,     Sept. 30,
                                                       1999         1998           1999           1998
--------------------------------------------------------------------------------------------------------
Sales                                               $ 546,998    $ 524,755    $ 1,574,674    $ 1,492,582
--------------------------------------------------------------------------------------------------------

Costs and expenses
     Cost of sales                                    376,052      365,064      1,095,543      1,041,690
     Selling, general and administrative expenses     112,404      108,518        322,510        309,196
     Goodwill and other intangibles amortization        6,102        5,559         17,539         15,692
     Restructuring charges                              3,239        1,287          4,601          1,287
--------------------------------------------------------------------------------------------------------
         Total costs and expenses                     497,797      480,428      1,440,193      1,367,865
--------------------------------------------------------------------------------------------------------

Operating income                                       49,201       44,327        134,481        124,717

Other income (expense)
     Interest -- net                                   (9,384)      (9,285)       (27,996)       (26,181)
     Other                                             (1,500)        (500)        (1,500)         2,148
--------------------------------------------------------------------------------------------------------
Income before income taxes                             38,317       34,542        104,985        100,684
Income tax provision                                  (10,361)     (13,164)       (35,695)       (38,371)
--------------------------------------------------------------------------------------------------------
Net income                                          $  27,956    $  21,378    $    69,290    $    62,313
========================================================================================================
Earnings per common share                           $    0.71    $    0.52    $      1.74    $      1.53
========================================================================================================
Average common shares outstanding (thousands)          39,454       40,750         39,843         40,813
========================================================================================================


See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------

For the Nine Months Ended September 30, 1999 and 1998
(Stated in Thousands of U.S. Dollars)

                                                          1999         1998
-----------------------------------------------------------------------------
Cash provided from (used by) operating activities
     Net income                                        $  69,290    $  62,313
     Add (deduct) items not affecting cash
        Depreciation                                      35,612       31,020
        Amortization                                      19,466       16,667
        Deferred income taxes                              2,906          (47)
        Other                                              1,174          487
     Net increase in working capital other than cash     (30,471)     (59,231)
     Asset securitization                                   (300)      (2,600)
-----------------------------------------------------------------------------
                                                          97,677       48,609
-----------------------------------------------------------------------------

Cash provided from (used by) investing activities
     Additions to fixed assets                           (45,388)     (36,547)
     Acquisition of businesses                          (136,146)    (171,846)
     Net proceeds from disposal of businesses                 --        7,508
     Proceeds from (investments in) other assets          (4,414)       9,434
     Other                                                  (259)      (4,157)
-----------------------------------------------------------------------------
                                                        (186,207)    (195,608)
-----------------------------------------------------------------------------

Cash provided from (used by) financing activities
     Net additional borrowings                            94,025      247,164
     Issuance of common stock                              1,537        7,110
     Repurchase of common stock                          (38,476)     (78,811)
     Dividends                                           (10,770)     (10,961)
-----------------------------------------------------------------------------
                                                          46,316      164,502
-----------------------------------------------------------------------------

Increase (decrease) in cash during the period            (42,214)      17,503
Cash at beginning of period                              123,455       64,587
-----------------------------------------------------------------------------
Cash at end of period                                  $  81,241    $  82,090
=============================================================================

See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Financial Position
--------------------------------------------------------------------------------

As of September 30, 1999 and December 31, 1998
(Stated in Thousands of U.S. Dollars)

                                                           September 30,    Dec. 31,
                                                                1999          1998
                                                                           (Restated)
-------------------------------------------------------------------------------------
Current assets
     Cash and short-term investments                       $    81,241    $   123,455
     Accounts and notes receivable                             375,725        335,424
     Inventories @                                             405,596        379,969
     Other current assets                                       53,892         81,679
-------------------------------------------------------------------------------------
         Total current assets                                  916,454        920,527

Fixed assets                                                   347,752        317,853
Goodwill and other intangibles                                 852,581        774,820
Other assets                                                    77,684         69,734
-------------------------------------------------------------------------------------
                                                           $ 2,194,471    $ 2,082,934
=====================================================================================

Current liabilities
     Notes payable to banks                                $    75,128    $    53,672
     Current portion of long-term debt                          46,445         51,665
     Accounts payable                                          171,399        158,708
     Accrued liabilities                                       161,971        194,682
     Customer advances                                          14,319         23,181
-------------------------------------------------------------------------------------
         Total current liabilities                             469,262        481,908

Long-term debt                                                 624,011        544,771
Other liabilities                                              198,211        170,425
-------------------------------------------------------------------------------------
                                                             1,291,484      1,197,104
-------------------------------------------------------------------------------------

Shareholders' equity
     Common shares                                             537,038        557,574
     Contributed surplus                                         4,260          4,057
     Retained earnings                                         404,905        360,796
-------------------------------------------------------------------------------------
                                                               946,203        922,427
     Equity adjustment from foreign currency translation       (43,216)       (36,597)
-------------------------------------------------------------------------------------
         Total shareholders' equity                            902,987        885,830
-------------------------------------------------------------------------------------
                                                           $ 2,194,471    $ 2,082,934
=====================================================================================

@ Inventories consist of:
         Raw materials                                     $   118,242    $   111,994
         Work-in-process                                       107,918         99,402
         Finished goods                                        179,436        168,573
-------------------------------------------------------------------------------------
                                                           $   405,596    $   379,969
=====================================================================================

See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Consolidated Statements of Retained Earnings
--------------------------------------------------------------------------------

For the Nine Months Ended September 30, 1999 and the Year Ended December 31,1998 (Stated in Thousands of U.S. Dollars)

                                                           September 30,    Dec. 31,
                                                                1999          1998
                                                                           (Restated)
-------------------------------------------------------------------------------------
Balance at beginning of period                             $   360,796    $   314,854
Net income                                                      69,290         99,688
Dividends                                                      (10,770)       (14,614)
Buyback of common shares                                       (14,411)       (39,132)
-------------------------------------------------------------------------------------
Balance at end of period                                   $   404,905    $   360,796
=====================================================================================

See accompanying notes.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

1. New accounting guidelines issued in Canada adopt the asset and liability approach to accounting for income taxes. The company has elected to adopt this new standard effective January 1, 1999. The 1998 statements of financial position and retained earnings have been restated to reflect the retroactive application of the new rules. This restatement does not materially affect net income, cash flows or net earnings per share as previously reported for 1998, therefore they have not been restated.

     At December 31, 1998, the adoption resulted in certain reclassifications related to the cost basis of various amounts in the Statement of Financial Position. The reclassifications resulted in increases in fixed assets of $5,515 and accrued liabilities of $5,174 and decreases in inventories of $468, other current assets of $288, goodwill and other intangibles of $1,344, other assets of $33,801, other liabilities of $24,109 and retained earnings of $11,451.

2. In 1998, the company began incurring restructuring charges related to a company-wide cost reduction program. In 1999, additional restructuring charges have been incurred primarily related to further plant rationalization initiatives. The charges incurred to date relate primarily to facility closure and relocation costs along with the corresponding transitional production inefficiencies and severance and other employee related costs.

3.   Information about the company's operating segments is as follows:

                                             Quarters Ended             Nine Months Ended
                                              September 30,                September 30,
                                        ------------------------    --------------------------
                                           1999           1998           1999           1998
                                        ---------    -----------    -----------    -----------
     Sales
        Flow Technology                 $ 250,612    $   239,046    $   708,014    $   688,690
        Machinery                         120,391        121,170        362,506        362,463
        Specialty Engineered Products      99,814         94,608        273,804        246,203
        Test Instrumentation               76,181         69,931        230,350        195,226
                                        =========    ===========    ===========    ===========
                                        $ 546,998    $   524,755    $ 1,574,674    $ 1,492,582
                                        =========    ===========    ===========    ===========

     Segment Profit
        Flow Technology                 $  23,468    $    21,729    $    64,833    $    59,205
        Machinery                          17,020         14,523         44,765         45,179
        Specialty Engineered Products      10,414         11,870         29,781         29,524
        Test Instrumentation                6,126          4,590         17,713         15,353
                                        =========    ===========    ===========    ===========
                                        $  57,028    $    52,712    $   157,092    $   149,261
                                        =========    ===========    ===========    ===========

     Reconciliation of Segment Profit
        to Net Income
        Segment profit                  $  57,028    $    52,712    $   157,092    $   149,261
        Corporate expenses                 (6,319)        (7,668)       (17,594)       (21,853)
        Interest - net                     (9,384)        (9,285)       (27,996)       (26,181)
        Other expense                      (3,008)        (1,217)        (6,517)          (543)
                                        ---------    -----------    -----------    -----------
        Income before taxes                38,317         34,542        104,985        100,684
        Income taxes                      (10,361)       (13,164)       (35,695)       (38,371)
                                        ---------    -----------    -----------    -----------
        Net income                      $  27,956    $    21,378    $    69,290    $    62,313
                                        =========    ===========    ===========    ===========

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------


4. In the opinion of management, these financial statements reflect all adjustments necessary for the fair statement of results of the interim periods presented. Certain prior year amounts have been reclassified to conform with current year presentation.

     Generally accepted accounting principles (GAAP) in Canada allow for the reduction of stated capital of outstanding common shares with a corresponding offset to retained earnings. This reclassification, which the company made in 1990, is not permitted by United States GAAP and would result in an increase in capital stock and a reduction in retained earnings of $128,093 at September 30, 1999 and December 31, 1998. Canadian GAAP also permits expenses related to the issuance of capital stock, net of income taxes, to be deducted from retained earnings while United States GAAP requires such expenses to be deducted from the proceeds of stock issuances credited to capital stock. This reclassification would reduce capital stock and increase retained earnings by $20,905 at September 30, 1999 and December 31, 1998.

     Under Canadian GAAP, the discount rate used for computing the benefit obligation and the service and interest cost components of the net periodic pension expense represents management's best estimate of the long-term rate of return on pension fund assets; whereas, under United States GAAP the discount rate reflects the rate at which pension benefits can be effectively settled at the date of the financial statements.

     United States GAAP requires accruing the cost of providing postretirement benefits other than pensions to employees and their beneficiaries (i.e. health care benefits) during the years that the employee renders the necessary service. The company records expense on a "pay-as-you-go" basis for benefits paid on behalf of retired employees.

     Canadian GAAP allows for the capitalization and subsequent amortization of start-up costs for new facilities and joint ventures. Effective January 1, 1999, United States GAAP requires the expensing of these costs as incurred as well as the expensing of any previously capitalized costs. As of January 1, 1999, United States GAAP would require the company to expense approximately $1 million, net of tax, of unamortized costs that had been capitalized in prior years.

     United States GAAP requires the dual presentation of basic and diluted earnings per share. Diluted earnings per share reflects the assumed exercise of dilutive securities such as the company's stock options.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

     The following table reflects the impact on net income, weighted average shares outstanding and net earnings per share of complying with United States GAAP as it pertains to the items noted above.

                                                  Quarters Ended        Nine Months Ended
                                                   September 30,          September 30,
                                               --------------------    --------------------
                                                 1999        1998        1999        1998
                                               --------    --------    --------    --------
     Net income:
        Canadian GAAP                          $ 27,956    $ 21,378    $ 69,290    $ 62,313
        United States GAAP                       27,475      20,753      66,845      60,506

     Weighted average shares
        outstanding (000's)
        Canadian GAAP                            39,454      40,750      39,843      40,813
           Less restricted stock outstanding       (174)       (118)       (177)       (143)
                                               --------    --------    --------    --------
        United States GAAP - Basic               39,280      40,632      39,666      40,670
           Effect of dilutive securities
              Restricted stock                      174         118         177         143
              Employee stock options                219         201         201         337
                                               ========    ========    ========    ========
        United States GAAP - Diluted             39,673      40,951      40,044      41,150
                                               ========    ========    ========    ========
     Net earnings per share:
        Canadian GAAP                          $   0.71    $   0.52    $   1.74    $   1.53
                                               ========    ========    ========    ========
        United States GAAP - Basic             $   0.70    $   0.51    $   1.69    $   1.49
                                               ========    ========    ========    ========
        United States GAAP - Diluted           $   0.69    $   0.51    $   1.67    $   1.47
                                               ========    ========    ========    ========

     The application of United States GAAP discussed above would result in increases in other (non-current) liabilities of approximately $6,000 and common shares of approximately $107,000 and decreases in goodwill of approximately $2,000, other (non-current) assets of approximately $1,000 and retained earnings of approximately $116,000 as of September 30, 1999.

     United States GAAP requires reporting on comprehensive income. Comprehensive income is defined as the change in equity of a company from transactions and other events from nonowner sources, such as foreign currency translation adjustments. For the three and nine months ended September 30, 1999, comprehensive income totaled $24,909 and $62,741, respectively. For the three and nine months ended September 30, 1998, comprehensive income totaled $20,854 and $58,297, respectively.

5. The following is summarized condensed consolidating financial information segregating the parent and guarantor subsidiaries from nonguarantor subsidiaries. The guarantor subsidiaries are wholly owned subsidiaries of the company and guarantees are full, unconditional and joint and several. Separate financial statements and other disclosures of the guarantor subsidiaries are not presented because management believes these financial statements would not provide relevant material additional information to users.

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------


                                                            Nine Months Ended September 30, 1999
                                       ---------------------------------------------------------------------------------
                                          United       United       United
                                         Dominion     Dominion     Dominion        Non-
                                        Industries   Holdings,    Industries,   Guarantor
                                          Limited       Inc.         Inc.     Subsidiaries  Eliminations  Consolidated
                                       ---------------------------------------------------------------------------------
RESULTS OF OPERATIONS

Sales                                  $   15,254   $       --   $  302,438   $ 1,273,636    $   (16,654)   $1,574,674

Costs and expenses
    Cost of sales                          12,078           --      213,881       886,238        (16,654)    1,095,543
    Selling, general and administrative
        expenses                            2,802           --       70,875       248,833                      322,510
    Goodwill and other intangibles
        amortization                           33           --        2,364        15,142                       17,539
    Restructuring charges                      --           --        2,000         2,601                        4,601
                                       --------------------------------------------------------------------------------
        Total costs and expenses           14,913           --      289,120     1,152,814        (16,654)    1,440,193
                                       --------------------------------------------------------------------------------
Operating income                              341           --       13,318       120,822             --       134,481

Other income (expense)
    Equity in earnings of subsidiaries     70,879       42,002       43,020            --       (155,901)           --
    Interest - net                         (7,047)          --      (36,128)       15,179                      (27,996)
    Other                                      --           --        4,183          (823)        (4,860)       (1,500)
                                       --------------------------------------------------------------------------------
Income before income taxes                 64,173       42,002       24,393       135,178       (160,761)      104,985

Income tax provision                        5,117           --        9,901       (52,657)         1,944       (35,695)
                                       --------------------------------------------------------------------------------
Net income                             $   69,290   $   42,002   $   34,294   $    82,521    $  (158,817)   $   69,290
                                       ================================================================================

                                                            Nine Months Ended September 30, 1998
                                       ---------------------------------------------------------------------------------
                                          United       United       United
                                         Dominion     Dominion     Dominion        Non-
                                        Industries   Holdings,    Industries,   Guarantor
                                          Limited       Inc.         Inc.     Subsidiaries  Eliminations  Consolidated
                                       ---------------------------------------------------------------------------------
Sales                                  $       --   $       --   $  284,867   $ 1,214,923    $    (7,208)   $1,492,582

Costs and expenses
    Cost of sales                              --           --      201,887       847,011         (7,208)    1,041,690
    Selling, general and administrative
        expenses                            1,012           --       69,602       238,582             --       309,196
    Goodwill and other intangibles
        amortization                           --           --        2,137        13,555             --        15,692
    Restructuring charges                      --           --          328           959             --         1,287
                                       --------------------------------------------------------------------------------
        Total costs and expenses            1,012           --      273,954     1,100,107         (7,208)    1,367,865
                                       --------------------------------------------------------------------------------
Operating income                           (1,012)          --       10,913       114,816             --       124,717

Other income (expense)
    Equity in earnings of subsidiaries     68,532       38,552       30,629            --       (137,713)           --
    Interest - net                         (6,309)          --      (27,166)        7,294             --       (26,181)
    Other                                      --           --        7,984           789         (6,625)        2,148
                                       --------------------------------------------------------------------------------
Income before income taxes                 61,211       38,552       22,360       122,899       (144,338)      100,684

Income tax provision                        1,102           --        6,314       (48,502)         2,715       (38,371)
                                       --------------------------------------------------------------------------------
Net income                             $   62,313   $   38,552   $   28,674   $    74,397    $  (141,623)   $   62,313
                                       ================================================================================

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------


                                                            Nine Months Ended September 30, 1999
                                       ---------------------------------------------------------------------------------
                                          United       United       United
                                         Dominion     Dominion     Dominion        Non-
                                        Industries   Holdings,    Industries,   Guarantor
                                          Limited       Inc.         Inc.     Subsidiaries  Eliminations  Consolidated
                                       ---------------------------------------------------------------------------------
CASH FLOWS

Net cash provided by (used in)
    operating activities               $   (5,997)  $       --   $  (17,360)  $   121,034    $        --    $   97,677
                                       --------------------------------------------------------------------------------
Net cash provided from (used by)
    investing activities
    Additions to fixed assets                (332)          --      (11,056)      (34,000)            --       (45,388)
    Acquisition of businesses             (22,038)          --      (22,042)      (92,066)            --      (136,146)
    Other, net                                 15           --       (1,160)       (3,528)            --        (4,673)
                                       --------------------------------------------------------------------------------
                                          (22,355)          --      (34,258)     (129,594)            --      (186,207)
                                       --------------------------------------------------------------------------------
Net cash provided from (used by)
    financing activities
    Additional borrowings (repayments)     23,969           --       74,741        (4,685)            --        94,025
    Issuance of common shares               1,537           --           --            --             --         1,537
    Repurchase of common shares           (38,476)          --           --            --             --       (38,476)
    Increase (decrease) in net payable
    to affiliates                           6,151           --      (24,122)       17,971             --            --
    Dividends (to) from affiliates         45,782           --           --       (45,782)            --            --
    Other, net                            (10,770)          --           --            --             --       (10,770)
                                       --------------------------------------------------------------------------------
                                           28,193           --       50,619       (32,496)            --        46,316
                                       --------------------------------------------------------------------------------
Net increase (decrease) in cash during
    the period                               (159)          --         (999)      (41,056)            --       (42,214)
Cash at beginning of period                   107           97       12,958       110,293             --       123,455
                                       --------------------------------------------------------------------------------
Cash at end of period                  $      (52)  $       97   $   11,959   $    69,237    $        --    $   81,241
                                       ================================================================================


                                                            Nine Months Ended September 30, 1998
                                       ---------------------------------------------------------------------------------
                                          United       United       United
                                         Dominion     Dominion     Dominion        Non-
                                        Industries   Holdings,    Industries,   Guarantor
                                          Limited       Inc.         Inc.     Subsidiaries  Eliminations  Consolidated
                                       ---------------------------------------------------------------------------------
Net cash provided by (used in)
    operating activities               $      969   $       --   $  (15,211)  $    62,851    $        --    $   48,609
                                       --------------------------------------------------------------------------------
Net cash provided from (used by)
    investing activities
    Additions to fixed assets                  --           --      (14,139)      (22,408)            --       (36,547)
    Acquisition of businesses             (53,661)          --      (56,064)      (62,121)            --      (171,846)
    Net proceeds from disposal of
        businesses                             --           --        3,434         4,074             --         7,508
    Other, net                                 --           --       10,007        (4,730)            --         5,277
                                       --------------------------------------------------------------------------------
                                          (53,661)          --      (56,762)      (85,185)            --      (195,608)
                                       --------------------------------------------------------------------------------
Net cash provided from (used by)
    financing activities
    Additional borrowings (repayments)    153,597           --       93,123           444             --       247,164
    Issuance of common shares               7,110           --           --            --             --         7,110
    Repurchase of common shares           (78,811)          --           --            --             --       (78,811)
    Increase (decrease) in net payable
        to affiliates                     (38,629)          --      (23,803)       62,432             --            --
    Dividends (to) from affiliates         40,900           --           --       (40,900)            --            --
    Contribution of capital (to) from
        affiliates                        (20,655)          --           --        20,655             --            --
    Other, net                            (10,961)          --           --            --             --       (10,961)
                                       --------------------------------------------------------------------------------
                                           52,551           --       69,320        42,631             --       164,502
                                       --------------------------------------------------------------------------------
Net increase (decrease) in cash during
    the period                               (141)          --       (2,653)       20,297             --        17,503
Cash at beginning of period                  (342)          97       14,879        49,953             --        64,587
                                       --------------------------------------------------------------------------------
Cash at end of period                  $     (483)  $       97   $   12,226   $    70,250    $        --    $   82,090
                                       ================================================================================

UNITED DOMINION INDUSTRIES LIMITED

Notes to Financial Statements
(Stated in Thousands of U.S. Dollars)
--------------------------------------------------------------------------------

                                                                     September 30, 1999
                                       ---------------------------------------------------------------------------------
                                          United       United       United
                                         Dominion     Dominion     Dominion        Non-
                                        Industries   Holdings,    Industries,   Guarantor
                                          Limited       Inc.         Inc.     Subsidiaries  Eliminations  Consolidated
                                       ---------------------------------------------------------------------------------
FINANCIAL POSITION

ASSETS
Inventories                            $    4,284   $       --   $   50,641   $   339,361    $    11,310    $  405,596
Other current assets                       13,283           97      114,596       430,106        (47,224)      510,858
                                       --------------------------------------------------------------------------------
         Total current assets              17,567           97      165,237       769,467        (35,914)      916,454

Fixed assets - net                          2,276           --      107,388       238,088             --       347,752
Goodwill and other intangibles             19,138           --      134,023       699,420             --       852,581
Intercompany notes receivable                  --           --      117,633       351,634       (469,267)           --
Other assets                            1,112,913      361,898    1,267,803       439,677     (3,104,607)       77,684
                                       --------------------------------------------------------------------------------
                                       $1,151,894   $  361,995   $1,792,084   $ 2,498,286    $(3,609,788    $2,194,471
                                       ================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                    $    9,196   $    1,416   $  167,646   $   334,277    $   (43,273)   $  469,262
Long-term debt                            228,413           --      363,206        32,392             --       624,011
Intercompany notes payable                     --           --      351,634       117,633       (469,267)           --
Other liabilities                          11,298           --      568,204        72,027       (453,318)      198,211
                                       --------------------------------------------------------------------------------
                                          248,907        1,416    1,450,690       556,329       (965,858)    1,291,484
                                       --------------------------------------------------------------------------------
Total shareholders' equity                902,987      360,579      341,394     1,941,957     (2,643,930)      902,987
                                       --------------------------------------------------------------------------------
                                       $1,151,894   $  361,995   $1,792,084   $ 2,498,286    $(3,609,788    $2,194,471
                                       ================================================================================


                                                                       December 31, 1998
                                       ---------------------------------------------------------------------------------
                                          United       United       United
                                         Dominion     Dominion     Dominion        Non-
                                        Industries   Holdings,    Industries,   Guarantor
                                          Limited       Inc.         Inc.     Subsidiaries  Eliminations  Consolidated
                                       ---------------------------------------------------------------------------------
ASSETS
Inventories                            $    1,539   $       --   $   51,624   $   313,985    $    12,821    $  379,969
Other current assets                       18,874           97       84,588       491,949        (54,950)      540,558
                                       --------------------------------------------------------------------------------
         Total current assets              20,413           97      136,212       805,934        (42,129)      920,527

Fixed assets - net                            930           --      106,693       210,230             --       317,853
Goodwill and other intangibles                747           --      121,037       653,036             --       774,820
Intercompany notes receivable                  --           --      117,958       336,560       (454,518)           --
Other assets                            1,074,143      312,369    1,197,181       507,838     (3,021,797)       69,734
                                       --------------------------------------------------------------------------------
                                       $1,096,233   $  312,466   $1,679,081   $ 2,513,598    $(3,518,444    $2,082,934
                                       ================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                    $    8,090   $    1,538   $  139,932   $   381,534    $   (49,186)   $  481,908
Long-term debt                            198,780           --      313,544        32,447             --       544,771
Intercompany notes payable                     --           --      336,560       117,958       (454,518)           --
Other liabilities                           3,533           --      572,750       106,141       (511,999)      170,425
                                       --------------------------------------------------------------------------------
                                          210,403        1,538    1,362,786       638,080     (1,015,703)    1,197,104
                                       --------------------------------------------------------------------------------
Total shareholders' equity                885,830      310,928      316,295     1,875,518     (2,502,741)      885,830
                                       --------------------------------------------------------------------------------
                                       $1,096,233   $  312,466   $1,679,081   $ 2,513,598    $(3,518,444    $2,082,934
                                       ================================================================================

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2000


                                         UNITED DOMINION INDUSTRIES LIMITED



                                         By: /s/ William Dries
                                             -----------------------------------
                                             William Dries
                                             Senior Vice President and Chief
                                             Financial Officer



                                         By: /s/ Richard L. Magee
                                             -----------------------------------
                                             Richard L. Magee
                                             Vice President and Secretary

                                  EXHIBIT INDEX

     Exhibit No.         Exhibit
     -----------         -------

         23.1            Consent of KPMG LLP